Rule 497(c)
File Nos. 333-289838 and 811-24117

Prospectus

September 29, 2026

Fund	Ticker	Principal U.S. Listing Exchange
Corgi MANGOS ETF	MN	Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY - Corgi MANGOS ETF
ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGEMENT

HOW TO BUY AND SELL SHARES

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

FUND SUMMARY - Corgi MANGOS ETF

Investment Objective

The Corgi MANGOS ETF (the "Fund") seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.00%
Total Annual Fund Operating Expenses	0.20%

(1) Under the unitary fee arrangement, Corgi Strategies, LLC (the “Adviser”) will bear substantially all of the Fund’s ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); litigation expenses; and other non-routine or extraordinary expenses.

(2) The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.

(3) The Fund expects to incur a one-time upfront fee or commission in connection with its initial acquisition of interests in special purpose vehicles. If the Fund plans to hold SPV interests at inception, a reasonable good-faith estimate of that cost will be included in Acquired Fund Fees and Expenses in a pre-effective amendment. The Fund expects its initial SPV interests to charge no ongoing management fee, performance allocation, carried interest, or incentive allocation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.

1 Year	3 Years
$20	$64

Portfolio Turnover

When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.

Principal Investment Strategies

The Fund is an exchange-traded fund ("ETF") that seeks to meet its objective by having Corgi Strategies, LLC (the "Adviser") actively manage the Fund and, under ordinary market conditions, invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of the following six companies and in SPV interests, total return swaps, and other financial instruments that provide economic exposure to the equity securities or equity value of those companies (collectively, the "MANGOS Companies"): Meta Platforms, Inc. ("Meta"), Anthropic PBC ("Anthropic"), NVIDIA Corporation ("Nvidia"), Alphabet Inc. ("Google"), OpenAI, Inc. ("OpenAI"), and Space Exploration Technologies Corp. ("SpaceX"). MANGOS is an acronym formed from the first letters of these six companies: Meta, Anthropic, Nvidia, Google, OpenAI, and SpaceX. The Fund's 80% investment policy is defined by reference to these six specific named companies rather than by a thematic industry classification. For purposes of the policy, derivative instruments will be valued at their notional value.

Meta Platforms, Inc. (NASDAQ: META) operates social media and messaging platforms, including Facebook, Instagram, WhatsApp, and Messenger, and develops virtual and augmented reality technologies and related hardware. Meta is headquartered in Menlo Park, California.

Anthropic PBC is an AI safety company that develops and deploys large language models and frontier AI systems, including the Claude family of AI assistants. Anthropic is headquartered in San Francisco, California. As of the date of this Prospectus, Anthropic is not publicly traded and does not file periodic reports under the Securities Exchange Act of 1934. If and when Anthropic's securities become publicly listed, the Fund will disclose the applicable trading market and ticker symbol.

NVIDIA Corporation (NASDAQ: NVDA) designs and supplies graphics processing units (GPUs), data center accelerators, networking solutions, and related hardware and software for gaming, professional visualization, data centers, automotive, and artificial intelligence markets. NVIDIA is headquartered in Santa Clara, California.

Alphabet Inc. (NASDAQ: GOOGL) operates internet products and platforms, including Google Search, YouTube, Google Cloud, and related advertising and technology businesses, and invests in emerging technologies including autonomous vehicles, quantum computing, and artificial intelligence. Alphabet is headquartered in Mountain View, California.

OpenAI, Inc. develops and deploys artificial intelligence systems, including large language models and the ChatGPT platform, and conducts frontier AI research. OpenAI is headquartered in San Francisco, California. As of the date of this Prospectus, OpenAI is not publicly traded and does not file periodic reports under the Securities Exchange Act of 1934. If and when OpenAI's securities become publicly listed, the Fund will disclose the applicable trading market and ticker symbol.

Space Exploration Technologies Corp. (NASDAQ: SPCX) designs, manufactures, and launches advanced rockets and spacecraft; operates the Starlink satellite communications network; and, through its ownership of xAI and X, develops artificial-intelligence models and computing infrastructure and operates a social-media platform and related advertising business. SpaceX is headquartered in Hawthorne, California.

Each publicly listed MANGOS Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and files annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K with the U.S. Securities and Exchange Commission. These reports, including audited financial statements, are publicly available at www.sec.gov. Investors can locate information provided to or filed with the Commission by each publicly listed MANGOS Company, including financial statements, at www.sec.gov.

In the event of a merger, reorganization, or other corporate action involving a MANGOS Company, the Fund will treat the surviving or successor entity as the applicable MANGOS Company, provided that the successor entity (i) is publicly listed on a U.S. securities exchange, (ii) continues to operate substantially the same core business lines as the predecessor company, and (iii) has a market capitalization at the time of the corporate action that would place it among the largest U.S.-listed companies. If a MANGOS Company ceases to exist and no successor entity satisfies all three criteria, the Fund will remove that company from the basket and reallocate its weight among the remaining MANGOS Companies.

Derivatives and Total Return Swaps. The Fund may obtain exposure to each MANGOS Company through equity securities and financial instruments, including one-for-one, cash-settled total return swaps. For privately held companies, including OpenAI and Anthropic, the Fund expects to use swaps and/or eligible SPVs rather than direct purchases of private-company shares. Following a public listing, the Fund may use listed shares and financial instruments, including swaps. The mix may vary by company and over time with availability, costs, liquidity, valuation and applicable investment policies. The Fund may use one or more approved swap counterparties and is not committed to an exclusive provider. Derivatives counted toward the 80% policy must provide economic exposure to a MANGOS Company. The Fund does not propose to enter into swaps referencing SPV interests and will not engage in securities lending as a principal investment strategy.

Private-Company Swap Pricing and Liquidity. Private-company swaps are expected to use reference pricing derived from perpetual futures contracts referencing the applicable company. The swap counterparty acts as calculation agent under the swap documentation and valuation agent under the collateral documentation, with pricing discretion subject to the governing terms. The swap counterparty selects and applies reference pricing under the governing agreements and may use alternative pricing sources when appropriate. Alternative perpetual futures venues or secondary-market private-share transaction data may be used if the primary source is unavailable or unsuitable. The Adviser may independently review the selected reference pricing and investigate discrepancies. The Fund’s NAV valuation remains subject to its valuation procedures. A perpetual futures price may differ materially from the value of the company’s shares. The Fund does not itself hold perpetual futures or maintain an account with, or post collateral to, a perpetual futures venue under this strategy.

The swap’s return reflects changes in the agreed reference value and applicable distributions or adjustments, less applicable financing costs and fees. The governing agreement permits whole or partial termination by notice, subject to contractual valuation and settlement provisions. The Fund expects initially to classify private-company swaps as illiquid but may subsequently classify a swap as highly liquid, moderately liquid or less liquid when supported by current, documented evidence under Rule 22e-4. Classifications will be reviewed under the Fund’s liquidity risk management program using current, documented evidence, including termination rights, price impact and settlement terms. Cash settlement or a termination right alone does not determine the classification. Illiquid swap assets count toward the Fund’s 15% limit on illiquid investments.

Private-Company Position Sizing. The Adviser determines private-company position sizes based on available investment opportunities, costs, liquidity, valuation and portfolio considerations. The Fund will not acquire exposure to a privately held MANGOS Company if, immediately after the acquisition, the Fund’s aggregate exposure to the privately held MANGOS Companies (currently Anthropic and OpenAI) would exceed 15% of its net assets. This limit applies however the exposure is obtained, including through swaps priced by reference to perpetual futures, SPV interests or direct holdings, and regardless of liquidity classification. For this purpose, exposure aggregates swap notional, the portion of SPV fair value reasonably attributable to those companies and any direct holdings. To the extent the Fund invests in investments classified as illiquid, it generally targets up to 10% of its net assets in such investments at the time of acquisition. Position sizes may change with creations and redemptions, investment performance, available capacity and compliance considerations. The Fund expects initially to classify its private-company swaps and SPV interests as illiquid and will comply with Rule 22e-4’s 15% limit on illiquid investments. Swap classifications may change when supported by current, documented evidence under the Fund’s liquidity risk management program. An IPO does not automatically make an investment liquid; any investment that remains illiquid continues to count toward that limit.

Special Purpose Vehicles and Private Investments. The Fund may invest through passive, non-controlling interests in one or more unaffiliated SPVs holding private-company securities. It will not create or sponsor an SPV or act as its general partner or managing member. The Adviser evaluates each SPV’s ownership chain, underlying holdings, fees, restrictions, economic rights and available valuation information before investing. Only the portion attributable to a MANGOS Company counts toward the 80% policy. The Fund will invest only in SPVs that charge no ongoing management fee, performance allocation, carried interest or incentive allocation; a one-time acquisition fee or commission may apply. SPV interests will initially be classified as illiquid and included in the 15% illiquid-investment limit. The Fund may hold permissible liquid investments while suitable exposure is unavailable. Additional information about SPV diligence, valuation, monitoring and reporting appears under “Principal Investment Strategies for the Fund.”

Cash Settlement and Creation/Redemption Baskets. The Fund uses cash in lieu of swaps and SPV interests in creation and redemption baskets; neither is transferred in kind. Each creation or redemption need not result in a simultaneous termination or sale of those holdings. The Fund manages available cash and liquid holdings to meet redemption and collateral obligations while investment proceeds are pending.

Private-Company Exposure Management. The Fund’s use of derivatives is subject to Rule 18f-4 and its derivatives risk management program. The Adviser evaluates pricing reliability, market activity, counterparty exposure, collateral, termination and settlement terms, and anticipated cash needs under the applicable valuation and risk management procedures. It may refrain from increasing, reduce or terminate exposure, seek another approved counterparty, or consider an eligible SPV. These measures do not assure the availability of intended exposure or eliminate risk.

Transition Following a Public Listing. Under the expected arrangements, upon an IPO and listing the perpetual futures contract referenced by an existing swap automatically changes its reference from pre-IPO shares to the company’s listed shares. The existing swap remains linked to the perpetual futures contract and may continue without being closed. Following the IPO, the Adviser will determine when to terminate the perpetual-futures-linked swap and replace it with a new swap referencing the company’s publicly traded shares directly, subject to applicable transaction terms and the availability of acceptable replacement terms. The governing transaction terms apply. An IPO does not itself convert an SPV interest into freely tradable shares or provide a cash exit. The Adviser aggregates exposure across instruments during the transition.

For the avoidance of doubt, the Fund is not a “cryptocurrency fund” and does not seek investment exposure to cryptocurrencies or other digital assets (such as bitcoin or ether) directly. The Fund seeks exposure to the equity securities or equity value of the MANGOS Companies. Private-company swap reference pricing or counterparty hedging may nevertheless involve perpetual futures traded on digital asset derivatives venues, exposing the Fund to the related pricing, market and counterparty risks described below.

The Fund employs a combination of fundamental analysis and quantitative screening to construct the Fund's portfolio and determine position sizing among the MANGOS Companies. The Adviser evaluates the MANGOS Companies based on, among other things, competitive positioning within the technology and innovation ecosystem, revenue growth trajectory, market opportunity, research and development pipeline, management quality, and valuation. The Fund is not an index fund and does not seek to replicate a market-capitalization-weighted or equal-weighted allocation among the MANGOS Companies.

The Fund may hold cash, cash equivalents, or short-term U.S. Treasury instruments for liquidity management or to facilitate portfolio transitions. The Fund will provide shareholders with at least 60 days' prior written notice of any change to the Fund's 80% investment policy. The Fund is classified as non-diversified under the Investment Company Act of 1940.

Principal Risks of Investing in the Fund

As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.

Concentration and Single Issuer Risk. The Fund invests a significant portion of its assets in six specified issuers and may be particularly sensitive to negative developments affecting any one MANGOS Company, including adverse business results, regulatory actions, reputational events, cybersecurity incidents, or changes in competitive position. Meta, Nvidia, and Google are mega-capitalization companies whose share prices may be especially sensitive to changes in expectations regarding growth, artificial-intelligence investment, and valuation. Anthropic and OpenAI are privately held companies for which substantially less public information is available. SpaceX operates aerospace, satellite communications, artificial-intelligence, and social-media businesses that present distinct operational and regulatory risks. A decline in the value of any MANGOS Company may have a disproportionate negative effect on the Fund's performance and may increase volatility. The Fund will concentrate its investments in the following group of related industries in which the MANGOS Companies operate: artificial-intelligence model development and software; semiconductor design and AI computing infrastructure; interactive media, social networking, and digital advertising; cloud computing; aerospace and launch services; and satellite-based communications and related space technologies. Developments affecting these industries may affect the Fund more than a fund invested across a broader range of unrelated industries.

Meta Platforms, Inc. Investing Risk. Meta depends substantially on its ability to attract and retain users, sustain engagement across its platforms, and generate advertising revenue. Changes in user preferences, competition, reduced advertising demand, restrictions imposed by mobile operating systems, unsuccessful products, or substantial spending on artificial intelligence, infrastructure, virtual reality, and related initiatives may adversely affect results. Meta is also exposed to content-moderation, misinformation, child-safety, privacy, cybersecurity, intellectual-property, antitrust, litigation, and regulatory risks in the United States and other jurisdictions.

Anthropic PBC Investing Risk. Anthropic is a privately held, development-stage artificial-intelligence company operating in a capital-intensive and rapidly evolving market. It requires substantial investment in computing infrastructure, research, and specialized personnel and faces intense competition. Anthropic depends on third parties for cloud infrastructure, compute resources, financing, and commercial distribution. Its models may produce inaccurate, biased, harmful, or unintended outputs or may be misused. Limited public information, transfer restrictions, uncertain valuation, and the absence of a public market heighten the risks of the Fund's exposure.

NVIDIA Corporation Investing Risk. Nvidia faces intense competition, rapid technological change, semiconductor cyclicality, fluctuations in AI-related demand, customer concentration, and potential mismatches between supply and demand. Nvidia depends on third parties to manufacture, assemble, test, and package its products. Export controls, national-security restrictions, tariffs, and geopolitical developments, particularly those affecting Taiwan or China, could restrict Nvidia's sales or supply chain. Product defects, cybersecurity incidents, loss of key personnel, or a decline in expectations regarding AI investment could materially affect Nvidia.

Alphabet Inc. Investing Risk. Google derives a substantial portion of its revenue from advertising and depends on continued use of Google Search, YouTube, and its other platforms. Competition from AI-enabled search, changes in user behavior, loss of distribution arrangements, technologies that limit advertising, or unsuccessful investments may adversely affect results. Google is subject to significant antitrust proceedings and potential structural or behavioral remedies, as well as privacy, data-use, content-moderation, cybersecurity, intellectual-property, and other regulatory and litigation risks.

OpenAI Investing Risk. OpenAI is a privately held artificial-intelligence company requiring substantial capital, computing infrastructure, data, and specialized personnel. Its models may generate inaccurate, biased, misleading, harmful, or infringing outputs or may be misused. OpenAI depends on strategic partners and third-party cloud and hardware providers and is exposed to cybersecurity, privacy, data-sourcing, intellectual-property, governance, model-safety, and emerging AI-regulation risks. Limited public information, organizational complexity, transfer restrictions, uncertain valuation, and the absence of a public market heighten the Fund's exposure.

Space Exploration Technologies Corp. Investing Risk. SpaceX's launch and spaceflight operations use complex and inherently hazardous technologies. Launch failures, accidents, satellite failures, orbital debris, collisions, spectrum interference, or service disruptions could cause significant losses. SpaceX requires substantial capital, operates in heavily regulated industries, and derives meaningful revenue from government contracts. Through its ownership of xAI and X, it also faces risks involving frontier AI, computing infrastructure, social-media engagement, advertising, content moderation, privacy, cybersecurity, misinformation, intellectual property, and AI regulation. Its limited public trading history, integration risk, related-party transactions, dependence on key personnel, and changing strategic focus may increase volatility.

Newly Public Companies Risk. SpaceX completed its initial public offering in June 2026. Securities of recently public companies can be more volatile and may have limited trading and operating histories as a public company, smaller public floats, and narrower research coverage, which can increase price swings and trading costs. Shares held by pre-offering investors may become eligible for sale upon the expiration of lock-up arrangements, which may add selling pressure.

AP and Market Maker Dependence Risk. The Fund relies on a limited number of authorized participants (“APs”) and market makers to create, redeem, and provide liquidity in Shares. No AP is obligated to engage in creation or redemption transactions. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums or discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.

Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions. Difficulty valuing or hedging the Fund’s private-company exposure, including during disruptions affecting perpetual futures reference markets, may reduce authorized participant or market maker participation, widen bid-ask spreads, and increase premiums or discounts to NAV.

Technology Change, Innovation, and Competitive Dynamics Risk. The MANGOS Companies operate in rapidly evolving technology and innovation industries and may face intense competition, rapid product or service obsolescence, frequent changes in technology, standards, and customer preferences, and the need for ongoing research and development. These companies may have business models that depend on successful commercialization of new technologies, timely product launches, and broad adoption. Competitive pressures, platform consolidation, and dependence on key personnel and talent may adversely affect market share, pricing, margins, and growth prospects for the MANGOS Companies.

Antitrust, Regulatory, and Government Scrutiny Risk. Meta, Google, Nvidia, Anthropic, OpenAI, and SpaceX (including its xAI and X businesses) are subject to antitrust, competition, or other regulatory scrutiny in the United States and internationally. Regulatory actions, including investigations, enforcement proceedings, consent decrees, structural remedies (such as mandatory divestitures or business separations), fines, or changes in laws or regulations applicable to technology companies, digital advertising, AI, data privacy, content moderation, or space exploration, could materially adversely affect the business, financial condition, competitive position, and valuation of one or more MANGOS Companies.

Derivatives and Counterparty Risk. Derivatives, including total return swaps, expose the Fund to counterparty, correlation, liquidity, valuation, collateral and operational risks. A counterparty may fail to perform or become insolvent, and a derivative may perform differently than expected. Private-company swaps are bespoke, bilateral contracts that may lack an active secondary market. Contractual termination rights do not assure immediate cash settlement or an exit at the Fund’s valuation. Counterparty pricing discretion may create conflicts of interest, and unwind prices may be difficult to verify. The Fund expects initially to classify private-company swaps as illiquid but may subsequently classify a swap as highly liquid, moderately liquid or less liquid when supported by current, documented evidence under Rule 22e-4. Illiquid swap asset values count toward the 15% illiquid-investment limit, and classifications are reviewed under the Fund’s liquidity risk management program. Derivatives may increase portfolio turnover and taxable events.

Perpetual Futures Reference Price Risk. The Fund’s private-company swaps may reference perpetual futures prices that differ materially from private-company share values, financing-round valuations, IPO prices, or subsequent listed-share prices. These contracts generally have no stated expiration date, and mechanisms intended to align their prices with the referenced company’s value may not be effective. Limited trading, concentrated participation, and unreliable information may cause volatility, pricing disruptions, or manipulation, including near the swap’s pricing time. Prices may change when Fund shares are not trading. The Fund’s NAV valuation may differ from contractual settlement amounts and does not change the swap’s payment terms. The calculation agent’s discretion in selecting or applying pricing inputs and adjustments may create conflicts of interest and affect the amount payable under the swap.

Perpetual Futures Market and Counterparty Hedging Risk. The Fund does not itself enter into perpetual futures contracts under this strategy, but its swap counterparties may use them to hedge their obligations. Platform failures, trading interruptions, cybersecurity incidents, regulatory restrictions, funding changes, forced liquidation, or automatic reductions of hedge positions may impair pricing or counterparty performance. A counterparty may decline additional transactions or, where permitted by the swap terms, increase charges or terminate a swap. Replacement exposure may be unavailable, and collateral does not eliminate counterparty risk. Relevant venues may operate outside the United States and may not provide protections comparable to those of U.S.-regulated securities or futures exchanges.

Private-Company Swap Cost Risk. Private-company swaps may have higher financing and transaction costs than public-company swaps. Interest rates, perpetual futures funding rates, market liquidity, and hedging availability may increase costs. Counterparties may pass through increased hedging costs where permitted by the swap terms. Reducing, terminating, or replacing swaps may involve additional costs, reducing returns and potentially causing the Fund to reduce or forgo exposure.

SPV and Private Investment Risk. The Fund may obtain private-company exposure through interests in unaffiliated special purpose vehicles (SPVs). The Fund depends on the SPV sponsor or manager and generally lacks direct shareholder rights in the underlying company. Limited information, conflicts of interest, SPV expenses, liabilities and ownership terms may impair valuation, reduce returns or cause the exposure to differ from direct share ownership. Transfer restrictions, required consents, ownership defects or restrictions on withdrawals and redemptions may delay or prevent an exit or require a sale at a substantial discount. Distributions and liquidity events are uncertain; an IPO does not assure a cash exit, and distributions may consist of restricted securities or other illiquid property. SPV interests initially will be classified as illiquid and included in the Fund’s 15% illiquid-investment limit. Fair values may rely on stale information and significant judgment and differ materially from amounts realized. The Fund could lose some or all of its investment.

Equity Market Risk. Equity securities fluctuate in value due to issuer-specific events, sector dynamics, and broad market factors. The Fund’s investments are subject to changes in overall economic conditions, broad market movements, and the risks inherent in investing in securities markets.

Foreign Securities and Depositary Receipts Risk. Investments in non-U.S. companies and depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involve risks not typically associated with U.S. investments, including currency fluctuations, political and economic instability, differences in financial reporting standards, less stringent regulatory requirements, and limited availability of public information.

AI and Algorithmic Decision Risk. Meta, Anthropic, Nvidia, Google, OpenAI, and SpaceX through xAI each develop, enable, or deploy artificial-intelligence systems and may rely on AI models, automated systems, and algorithmic decision-making to develop products, deliver services, or manage operations. The effectiveness of these tools may depend on the quality, availability, and timeliness of data, and outcomes may be inaccurate, biased, or otherwise flawed. Market expectations regarding AI-driven growth and related compute demand may change rapidly, which may contribute to valuation volatility for issuers with AI-related exposure.

Pre-IPO and Transitional Company Risk. Anthropic and OpenAI may not become publicly traded on any particular timeline or at all. A public listing may involve valuation uncertainty, volatility, dilution and lock-up or transfer restrictions, and does not automatically make the Fund’s investment liquid. An existing swap may remain linked to a perpetual futures contract after that contract changes its reference to listed shares. Perpetual futures pricing and market risks therefore continue until that exposure is terminated, and its value may diverge from listed-share prices. An IPO does not assure an exit at the Fund’s NAV valuation. SPV interests remain subject to their governing terms and restrictions. The Fund may continue exposure through SPV interests, listed shares or swaps, subject to its strategy and applicable restrictions. Swap settlement or adjustment values may differ materially from IPO prices, the entry value of a replacement swap referencing listed shares, or listed-share purchase prices. Differences in pricing and transaction timing may cause losses, additional costs, or temporary gaps or overlap in exposure during a transition.

Export Controls, Sanctions, and Restricted Market Risk. Nvidia and SpaceX may be subject to export controls, sanctions regimes, national security restrictions, or other limitations on cross-border sales and technology transfer. Changes in sanctions or other restrictions can result in penalties, reputational harm, and reduced investor confidence. In extreme cases, sanctions-related restrictions could result in the Fund being unable to sell an affected investment, potentially resulting in a complete loss.

Cybersecurity, Data Breach, Privacy, and Trust Risk. Meta, Anthropic, Nvidia, Google, OpenAI, and SpaceX (including xAI and X) face heightened risks of cyberattacks, security breaches, service disruptions, and misuse or unauthorized disclosure of data. Such events may result in operational disruption, regulatory investigations, litigation, remediation expenses, loss of customers, and reputational harm. Heightened regulatory scrutiny of privacy and data-use practices may restrict certain business activities and increase compliance costs.

Key Personnel and Talent Risk. The MANGOS Companies depend on highly skilled personnel, including founder-executives, leading AI researchers, and specialized engineers, and face intense competition to hire and retain qualified employees. The loss of key personnel or difficulty recruiting talent may impair a company's ability to innovate, maintain product quality, or execute its strategy.

Space and Satellite Industry Risk. SpaceX may face risks related to launch failure, deployment delays, regulatory licensing requirements, and the capital-intensive nature of the industry. The space environment presents unique risks, including space debris and collision hazards. SpaceX may have meaningful dependence on government customers and budgets.

Non-Diversified Fund Risk. As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger percentage of its assets in a smaller number of issuers. An adverse event affecting a single issuer could have a proportionately greater impact on the Fund’s NAV than it would on a diversified fund.

Active Management Risk. Because the Fund is actively managed, the Fund’s performance depends on the Adviser’s ability to select securities and manage the portfolio effectively. The Adviser’s investment decisions may not produce the intended results. There is no guarantee that the Fund will achieve its investment objective.

Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions or other charges and may incur the cost of the bid-ask spread in addition to the price of the Shares. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser, and the Adviser may not be successful in implementing the Fund’s investment approach or in achieving the Fund’s intended investment objective.

New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve efficient portfolio management. During this period, the Fund may experience wider bid-ask spreads, more pronounced premiums or discounts to NAV, and higher expenses than more seasoned funds.

Cash Creation and Redemption Risk. The Fund may effect creations and redemptions partly or wholly for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.

Operational and Cybersecurity Risk. The Fund and its service providers rely on complex processes and technology, including for trading, valuation, shareholder recordkeeping, and the creation/redemption process. Human error, processing or communication failures, cyber incidents, or disruptions at counterparties and other third parties (including pricing services, custodians, and intermediaries) could impair operations, result in financial loss, or hinder the Fund’s ability to meet its objective.

Capitalization Risk. The Fund may invest in companies of any market capitalization. Small and mid-capitalization companies can be more volatile and less liquid than larger companies and may have fewer financial resources, narrower product lines, and greater sensitivity to a single program, customer, or supplier. Large capitalization companies may be less able to sustain high growth rates and may be more exposed to broad industry headwinds given their scale, which can cause them to lag during periods when smaller competitors outperform.

Liquidity and Valuation Risk. Some investments may be difficult to value or sell at favorable prices, particularly during market stress. When market quotations are unavailable or unreliable, fair-value estimates may differ from amounts realized on sale. Disruptions affecting private-company swaps or SPV interests may prevent the Fund from adjusting those positions as it processes creations and redemptions. Creations may dilute exposure to an affected company, while redemptions funded from liquid holdings may increase the proportion of private-company or illiquid investments remaining in the portfolio. These effects may cause allocation deviations and increase costs or risks for remaining shareholders. Replacement exposure may be unavailable or available only on unfavorable terms.

Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.

Emerging Market Issuers Risk. Certain countries in which the Fund's portfolio companies are headquartered or have significant operations may be classified as emerging markets. Investments with exposure to emerging markets involve risks including political and economic instability, less developed regulatory frameworks, currency volatility, and reduced liquidity.

Semiconductor, Capital Equipment, and Capex Cyclicality Risk. Nvidia is exposed to semiconductor markets that can be cyclical and sensitive to end-demand, inventory cycles, and customer capital spending. Pricing pressure, order cancellations, and rapid technology shifts may adversely affect revenues and margins. These industries may also face heightened sensitivity to export controls and geopolitical developments.

Supply Chain, Manufacturing, and Component Dependency Risk. Nvidia and SpaceX, and to a lesser extent Meta and Google through their hardware and data-center operations, depend on complex global supply chains, specialized components, and critical suppliers. Supply constraints, geopolitical disruptions, tariffs, and single-source dependencies may delay production, increase costs, and adversely affect revenues and profitability.

Performance

Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented. After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to an appropriate broad-based market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable market relevant to the Fund's investment exposure.

Past performance (before and after taxes) is not a guarantee of future results.

Once available, updated performance information will be posted on the Fund’s website at www.corgiinvest.com.

Management

Investment Adviser: Corgi Strategies, LLC serves as investment adviser to the Fund.

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Anthony Crinieri and Miles Braden, Portfolio Managers for the Adviser; each of whom has been a portfolio manager of the Fund since 2026.

Purchase and Sale of Shares

The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.

Individual Shares are listed for trading on Cboe BZX Exchange (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.

As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgiinvest.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account (“IRA”) or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may, from their own resources, compensate the intermediary for activities related to the distribution, marketing, promotion, or sale of Shares, or for shareholder and educational support. These payments may create a conflict of interest by incentivizing the intermediary or its personnel to recommend the Fund over other investments. Such payments are not made by the Fund and do not increase the expenses paid by the Fund. Ask your salesperson or visit your intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objectives

Corgi MANGOS ETF

The Corgi MANGOS ETF (the "Fund") seeks capital appreciation.

An investment objective is fundamental if it cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees (the "Board") of Corgi ETF Trust I (the "Trust") upon 60 days' prior written notice to shareholders.

Principal Investment Strategies for the Fund

Under normal market conditions, the Fund is an actively managed exchange-traded fund that seeks to invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of the MANGOS Companies and in SPV interests, total return swaps, and other financial instruments that provide economic exposure to the equity securities or equity value of a MANGOS Company, as described in the Fund's summary prospectus. Derivative instruments are valued at notional value for purposes of the policy.

20% Basket for Liquidity and Portfolio Management. Under normal market conditions the Fund may invest up to 20% of its net assets in investments such as cash and cash equivalents, short-term instruments, other equity securities, and other exchange-traded funds for liquidity, cash management, temporary defensive positioning, and other portfolio management purposes. Under normal market conditions, the Adviser does not intend to use this flexibility to invest in companies whose businesses are materially inconsistent with the Fund's objective. In extraordinary or unfavorable market conditions, the Fund may temporarily invest more than 20% of its net assets in cash and cash equivalents and other short-term instruments as part of its defensive positioning and liquidity management.

Concentration / Non-Diversification. The Fund will concentrate its investments (that is, invest 25% or more of its total assets) in the following group of related industries in which the MANGOS Companies operate: artificial-intelligence model development and software; semiconductor design and AI computing infrastructure; interactive media, social networking, and digital advertising; cloud computing; aerospace and launch services; and satellite-based communications and related space technologies. For purposes of applying this policy, exposure obtained through an SPV or derivative will be treated as an investment in the underlying MANGOS Company. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. "Non-diversified" means that, relative to a diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer or a smaller number of issuers, which may make the Fund more susceptible to adverse developments affecting those issuers. Non-diversification is distinct from concentration: concentration relates to the Fund's exposure to a particular industry or group of industries, whereas non-diversification relates to the number of issuers in which the Fund may invest and the size of the Fund's positions in those issuers.

For this test, U.S. government securities (and agencies/instrumentalities), repurchase agreements backed by U.S. government securities, investment companies, and municipal securities are not treated as belonging to any industry.

80% Investment Policy. The Fund's 80% investment policy is a non-fundamental policy that may be changed by the Board upon at least 60 days' prior written notice to shareholders. The Fund measures compliance with its 80% investment policy at the time of investment. If the Fund's investments fall below the 80% threshold for reasons other than purchases of non-qualifying investments (e.g., market fluctuations or changes in an issuer's business), the Fund will make future investments in a manner consistent with the policy and will seek to restore compliance as soon as reasonably practicable, consistent with the best interests of shareholders.

Named Company Investment Policy. The Fund's portfolio is defined by reference to the following six specific named companies: Meta Platforms, Inc. ("Meta"), Anthropic PBC ("Anthropic"), NVIDIA Corporation ("Nvidia"), Alphabet Inc. ("Google"), OpenAI, Inc. ("OpenAI"), and Space Exploration Technologies Corp. ("SpaceX"). Successor entities are evaluated under the corporate-action criteria stated in the Fund’s summary Principal Investment Strategies. Those criteria and the stated treatment where no qualifying successor exists apply throughout this Prospectus. The Fund will provide shareholders with any notice required for a resulting change to its 80% investment policy.

Special Purpose Vehicles and Private Investments. Anthropic and OpenAI are privately held. The Fund measures its exposure to each privately held MANGOS Company at the company level rather than by instrument, aggregating (i) the portion of the fair value of each SPV interest reasonably attributable to that company, (ii) the notional amount of each swap referencing that company, and (iii) the value of any direct holding. SPV interests and swaps are alternative or complementary means of obtaining the same company exposure; their combined exposure is measured against the Fund’s portfolio limits. The mix of instruments may change based on availability, cost, liquidity, valuation, and legal and compliance considerations. Such exposure remains subject to the Fund's 80% investment policy. Investments classified as illiquid are included in applying Rule 22e-4’s 15% limit on illiquid investment assets. The Fund currently expects to obtain its initial private-company exposure through passive interests in one or more SPVs sponsored and managed by unaffiliated third parties and/or cash-settled total return swaps rather than through direct purchases of private-company shares. The Fund may transact with one or more approved swap counterparties and is not committed to an exclusive provider. The mix of swaps and SPV interests may vary with availability, costs, liquidity, valuation and legal and compliance considerations. The Fund will not create or sponsor an SPV and will not act as its general partner or managing member. The Adviser will obtain from each SPV manager, prior to investment, sufficient information regarding the SPV's underlying holdings to confirm that the Fund's investments comply with the limitations on investment company securities under Section 12(d)(1) of the 1940 Act (the “three-tier” structure). The Adviser is procuring SPV interests that charge no ongoing management fee, performance allocation, carried interest, or incentive allocation, and the Fund will invest only in an SPV that satisfies those fee conditions. Although the Adviser may identify and evaluate potential SPV interests before effectiveness, the Fund cannot purchase an interest until it is effective and has been seeded. A potential interest's availability, allocation, underlying holdings, purchase price, and other terms may change before the Fund can complete a purchase. The Fund may hold cash, cash equivalents, or other permissible liquid investments while evaluating available interests and may delay the commencement of investment operations if suitable exposure is unavailable.

Before investing, the Adviser will determine whether an SPV holds common stock, preferred stock, an interest in another vehicle, cash, or a combination of those assets; verify the chain of exposure and material unrelated assets or liabilities; and identify all direct and indirect fees and expenses. Only the portion that the Fund can reasonably determine provides economic exposure to Anthropic or OpenAI will count toward the Fund's 80% investment policy. The Fund expects a one-time upfront fee or commission in connection with its initial acquisition of SPV interests, including any separately identified finder, placement, sourcing, or similar acquisition charge. The Fund does not anticipate holding any SPV that charges ongoing fees or expenses. The actual acquisition charge will depend on the selected vehicle and will be reflected in the Fund's financial reporting as required.

If the desired availability or scale is not obtainable through one suitable vehicle, the Fund may obtain exposure to the same company through multiple SPVs. Each SPV will be evaluated and monitored separately, and the Fund will aggregate its economic exposure to each MANGOS Company across all SPVs and other instruments for portfolio construction, the 80% investment policy, concentration, and other applicable investment and risk limits.

SPV Diligence and Valuation. Before acquiring an SPV interest, the Adviser will review available governing, subscription, purchase, ownership, and underlying-security documents to evaluate the SPV's authority; its ownership or binding right to acquire the identified securities; the chain of exposure through any intermediate vehicle; applicable issuer consents, rights of first refusal, lock-ups, transfer restrictions, and required waivers; the Fund's economic and distribution rights; and the information rights needed to value and monitor the investment. The Fund will not invest if the Adviser cannot obtain sufficient reliable information to verify the intended exposure or identifies an undisclosed or unacceptable restriction that creates a material risk that the SPV will not acquire or retain the underlying securities or provide the associated economic benefit. After acquisition, the Adviser will monitor available financial statements, position information, notices, amendments, transfers, corporate actions, distributions, and other material developments.

The unit of account for valuation purposes is the Fund's SPV interest. The Fund will not acquire an interest unless the Valuation Designee determines in good faith that the acquisition price is supportable under the Fund's valuation procedures. In determining fair value, the Valuation Designee will consider, as applicable, the underlying private-company securities; the Fund's proportionate economic interest; SPV-level assets, liabilities, expenses, taxes, leverage, distribution waterfalls, transfer restrictions, and other structural terms; differences in share class and economic rights; financing rounds, tender offers, and secondary transactions; and company- or market-specific developments. Relevant information will be reviewed daily, significant events will be considered before NAV is struck, and each SPV interest will be formally revalidated no less frequently than monthly.

SPV Liquidity and Portfolio Reporting. Upon acquisition, the Fund will initially classify each SPV interest as an illiquid investment under Rule 22e-4 and include its full fair value with all other illiquid investments that are assets for purposes of the 15% limit. The Fund will not presume liquidity based on a possible future IPO, tender offer, acquisition, or distribution. In evaluating liquidity, the Fund will consider the actual redemption and transfer rights; consents, rights of first refusal, lock-ups, and other restrictions; the existence and depth of any actual secondary market; executable bids, reasonably anticipated trade size, expected price concessions and settlement periods; the SPV's ability to sell or distribute its underlying securities; the form of any distribution; and the time required to complete all steps necessary to realize proceeds. An in-kind distribution of restricted securities or another illiquid interest will not be treated as a cash exit. Liquidity classifications will be reviewed at least monthly and upon material developments. The Fund's liquidity risk management program administrator will make investment-specific classifications under the Board-approved program. The Board approves the program and its administrator and oversees the program's operation, but does not pre-approve each investment's classification or each portfolio transaction. The Fund currently expects not to acquire direct Anthropic or OpenAI shares before a public listing; any such direct private-company investment would be subject to the same pre-purchase diligence, fair-value review, initial illiquid classification, and 15% limit, as well as any approval required by applicable law or Board-approved policies.

The Schedule of Investments will present each legally distinct SPV interest separately using a descriptive holding name such as “OpenAI SPV Exposure” or “Anthropic SPV Exposure,” with a separate balance, fair value, and percentage of net assets and with applicable restricted-security, illiquidity, non-income-producing, and Level 3 fair-value indicators or footnotes. The underlying private-company securities will not be presented as if held directly by the Fund. If the Fund uses multiple SPVs for the same company, portfolio reporting will also clearly reflect the Fund's aggregate exposure to that company.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid investments, consistent with Rule 22e-4. The full fair value of each SPV interest classified as illiquid and the value of other illiquid investments that are assets will be included in applying the limit. The Fund will not acquire an illiquid investment if, immediately after the purchase, more than 15% of its net assets would be invested in illiquid investments that are assets. Illiquid investments may be difficult to value and may be harder to sell at favorable prices or at all.

Derivatives and Securities Lending. The Fund may use derivatives, including total return swaps, that reference the equity securities or equity value of a MANGOS Company. Each derivative counted toward the Fund's 80% investment policy will provide economic exposure to one of the six MANGOS Companies. The Fund may use one-for-one, cash-settled swaps referencing any MANGOS Company, whether privately held or publicly traded. The Fund may also hold publicly traded equity securities directly and obtain private-company exposure through eligible SPV interests, subject to the Fund’s investment policies. The Fund does not intend to use a swap to obtain exposure exceeding the applicable MANGOS Company's intended portfolio weight. The Fund will not engage in securities lending as part of its principal investment strategies. The Fund does not propose to enter into swaps referencing SPV interests. Any swap referencing Anthropic or OpenAI will be cash-settled and will be entered into only if available on acceptable legal, economic, valuation, liquidity, and compliance terms. The Fund may use direct holdings and swaps with approved counterparties in proportions that vary with portfolio construction, costs, liquidity, available terms and applicable tax diversification requirements.

Private-Company Swap Pricing and Liquidity. The economic terms of any cash-settled total return swap referencing Anthropic or OpenAI will be set out in transaction-specific ISDA documentation and a confirmation identifying the reference company or security, initial reference value, valuation source or methodology, financing rate or spread, treatment of distributions and corporate actions, valuation agent, collateral terms, termination rights, dispute procedures, and cash-settlement mechanics. In general, the total-return leg will reflect changes in the agreed value of the reference investment, together with applicable distributions or adjustments, and the financing leg will reflect an agreed benchmark or financing rate plus any spread or fees.

The swap counterparty acts as the calculation agent under the contemplated swap documentation and valuation agent under the collateral documentation. The Adviser may independently review the reference pricing used by the swap counterparty, whether sourced from a perpetual futures venue or secondary-market transaction data for private-company share sales, verify the selected observation and relevant available transaction information, and investigate discrepancies between that observation and the swap counterparty’s valuation. The Fund’s daily NAV valuation remains subject to its valuation procedures, including applicable fair-value procedures where an active market quotation for the swap itself is unavailable.

The governing agreement provides a right to terminate swaps in whole or in part by notice, subject to applicable valuation and settlement provisions. The amount payable upon termination is determined under the transaction documents; termination does not assure immediate receipt of cash or settlement at the Fund’s NAV valuation. The Fund will not enter into a private-company swap unless the Adviser and Valuation Designee can understand and evaluate the pricing and termination methodology.

The Fund expects initially to classify private-company swaps as illiquid but may subsequently classify a swap as highly liquid, moderately liquid or less liquid when supported by current, documented evidence under Rule 22e-4. Classifications will be reviewed under the Fund’s liquidity risk management program based on current, documented evidence of actual liquidity, including contractual termination rights. Cash settlement or a termination right alone does not determine its liquidity classification. The assessment will consider termination and partial-reduction rights, reasonably anticipated trading sizes, market depth, price impact, settlement and collateral release, applying the rule's disposition and cash-conversion timeframes. To the extent an illiquid swap is an asset, its value will be included with SPV interests classified as illiquid and other illiquid investments that are assets in applying the 15% limit. Liquidity classifications will be reviewed at least monthly and upon material developments.

Private-Company Position Sizing. The Adviser determines private-company position sizes based on available investment opportunities, costs, liquidity, valuation and portfolio considerations. The Fund will not acquire exposure to a privately held MANGOS Company if, immediately after the acquisition, the Fund’s aggregate exposure to the privately held MANGOS Companies (currently Anthropic and OpenAI) would exceed 15% of its net assets. This limit applies however the exposure is obtained, including through swaps priced by reference to perpetual futures, SPV interests or direct holdings, and regardless of liquidity classification. To the extent the Fund invests in investments classified as illiquid, it generally targets up to 10% of its net assets in such investments at the time of acquisition. Position sizes may change with creations and redemptions, investment performance, available capacity and compliance considerations. The Fund expects initially to classify its private-company swaps and SPV interests as illiquid and will comply with Rule 22e-4’s 15% limit on illiquid investments. Swap classifications may change when supported by current, documented evidence under the Fund’s liquidity risk management program. An IPO does not automatically make an investment liquid; any investment that remains illiquid continues to count toward that limit. For portfolio sizing and the 15% private-company exposure limit, company exposure aggregates swap notional, the portion of SPV fair value reasonably attributable to the company and any direct holdings. For the Rule 22e-4 limit, the Fund includes the value of investments classified as illiquid that are assets, including the positive asset value of an illiquid swap, rather than its notional amount. The Fund will not acquire an illiquid investment if, immediately after acquisition, more than 15% of its net assets would be invested in illiquid investments that are assets. Any subsequent excess will be addressed under Rule 22e-4 and the Fund’s liquidity risk management program.

Perpetual Futures Reference Pricing. The Fund expects its private-company swaps to use reference pricing derived from perpetual futures contracts referencing the applicable company. The swap counterparty selects and applies reference pricing subject to the governing agreements and applicable pricing methodology. If the primary venue is unavailable or no longer viable, the agent may use another perpetual futures venue and, if usable perpetual futures pricing is unavailable, may use secondary-market transaction pricing for private-company share sales, subject to the governing terms. A perpetual futures reference price may differ materially from the value of the company’s shares. The Fund does not itself enter into perpetual futures contracts, maintain an account with, or post collateral to a perpetual futures venue under this strategy.

Cash Settlement and Creation/Redemption Baskets. The Fund’s swaps are cash-settled, and the governing agreement provides the Fund with the right to terminate transactions in whole or in part by notice, subject to the applicable valuation and settlement provisions. The Fund uses cash in lieu of both swap positions and SPV interests in creation and redemption baskets; neither is transferred in kind. Cash in lieu does not require the Fund to terminate or sell each such investment simultaneously with a creation or redemption. The Fund manages available cash and liquid holdings to meet redemption and collateral obligations, subject to its investment policies and liquidity procedures.

Private-Company Exposure Management. The Adviser will evaluate private-company swaps under the Fund’s valuation, derivatives risk management and liquidity risk management procedures, including the reliability of pricing inputs, trading volume, open interest and market depth in relation to the Fund’s exposure, counterparty exposure, collateral requirements, termination and settlement terms, and the cash needs associated with creations and redemptions. Depending on the circumstances, the Adviser may refrain from increasing, reduce or terminate an exposure, seek another approved counterparty or consider a qualifying SPV, subject to the Fund’s investment policies and applicable limitations. These measures do not assure that intended exposure will be available or eliminate valuation, settlement or counterparty risk. The Adviser does not apply a single fixed trading-volume or open-interest threshold that automatically requires termination. Declining trading activity may impair pricing reliability or the counterparty’s ability to hedge and prompts consideration of whether continued exposure remains appropriate.

Transition Following a Public Listing. Under the expected arrangements, upon a reference company’s IPO and listing, the perpetual futures contract referenced by an existing swap automatically changes its reference from pre-IPO shares to the company’s publicly traded shares. The existing swap remains linked to the perpetual futures contract; it does not automatically become a swap referencing listed shares directly or deliver shares to the Fund. The swap may continue without being closed, subject to its governing transaction terms. Following the IPO, the Adviser will determine when to terminate the perpetual-futures-linked swap and replace it with a new swap referencing the company’s publicly traded shares directly, subject to applicable transaction terms and the availability of acceptable replacement terms. The Fund may continue using swaps after listing, and no particular mix of shares and swaps is required. While an existing swap remains linked to perpetual futures, it remains subject to perpetual-futures reference-price, market and counterparty hedging risks. An IPO does not itself convert an SPV interest into freely tradable shares or provide a cash exit. Exposure across instruments will be aggregated during the transition.

For the avoidance of doubt, the Fund is not a “cryptocurrency fund” and does not seek investment exposure to cryptocurrencies or other digital assets (such as bitcoin or ether) directly. The Fund seeks exposure to the equity securities or equity value of the MANGOS Companies. Private-company swap reference pricing or counterparty hedging may nevertheless involve perpetual futures traded on digital asset derivatives venues, exposing the Fund to the related pricing, market and counterparty risks described below.

Foreign Investments and Depositary Receipts. The Fund may invest in U.S. and non-U.S. issuers, including securities listed on foreign exchanges and depositary receipts such as ADRs, subject to the Fund’s named-company 80% investment policy and other investment limitations.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are listed below. Each risk summarized below is regarded as a "principal risk" of investing in the Fund, regardless of the order in which it appears. Investing involves risk, including the possible loss of principal. Any of the risks described can adversely affect the Fund's NAV, market price, income, or total return. Some or all of these risks may adversely affect the Fund's NAV per share price, yield, total return, and/or the Fund's ability to achieve its objective.

Equity Market Risk. Common stocks generally carry more risk than preferred stock or debt because equity claims are subordinate to all other claims on the issuer’s assets and earnings. The value of the Fund’s equity holdings may decline due to general market conditions, issuer-specific factors, or broad economic developments.

Non-Diversified Fund Risk. The Fund is non-diversified, which means it may invest a larger percentage of its assets in a smaller number of issuers. An adverse event affecting a single holding may have a greater impact on the Fund’s NAV than on a diversified fund.

ETF Risks. The Fund is an exchange-traded fund ("ETF") and is subject to risks associated with ETF structure and secondary-market trading. These include potential reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations described below.

• AP and Market Maker Dependence Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or "AP"). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

• Costs of Buying or Selling Shares. Investors who trade Shares in the secondary market will pay brokerage commissions or other charges set by their broker. Commissions are often fixed amounts and can be a significant proportional cost for investors transacting in small sizes. Secondary-market investors also bear the bid-ask spread. The spread varies over time with trading volume and market liquidity; generally narrower when trading volume and liquidity are higher and wider when they are lower. A relatively small investor base, sizable asset flows into or out of a Fund, and/or periods of elevated market volatility may widen spreads. Because commissions and spreads add to trading costs, frequent trading of Shares can materially reduce returns and may be inadvisable for investors who expect to make regular, small purchases or sales.

• Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares trade on an exchange at market prices that may differ from a Fund's NAV. At times, Shares may trade at an intraday premium (above NAV) or discount (below NAV) due to supply and demand for Shares or during volatile markets. This risk can be heightened in periods of market stress, sharp market declines, or when secondary-market trading activity in Shares is limited, in which case premiums or discounts may be significant. Difficulty valuing or hedging the Fund’s private-company exposure, including during disruptions affecting perpetual futures reference markets, may reduce authorized participant or market maker participation, widen bid-ask spreads, and increase premiums or discounts to NAV.

• Trading. Although Shares are listed for trading on Cboe BZX Exchange (the "Exchange") and may trade on other U.S. exchanges, there is no assurance that Shares will trade with active volume, or trade at all, on any exchange. In stressed market conditions, the liquidity of Shares and the liquidity of a Fund's portfolio holdings may deteriorate.

Brokerage Commissions and Bid-Ask Spread Risk. Investors who buy or sell shares pay brokerage commissions or other charges and may incur the cost of the bid-ask spread. The spread varies by Fund and over time based on the Fund’s trading volume and market liquidity.

New Adviser Risk. The Adviser has limited experience managing a registered fund. The Adviser’s lack of experience may result in operational challenges and there is no assurance it will be successful in managing the Funds.

New Fund Risk. The Fund is newly organized and has limited operating history. As a new fund, the Fund’s Shares may have lower trading volume, wider bid-ask spreads, and more pronounced premiums or discounts than those of a more established ETF.

Liquidity and Valuation Risk. Securities of smaller issuers may trade in lower volumes and with wider bid-ask spreads. Some investments may be difficult to value or sell, particularly during periods of market stress. Disruptions affecting private-company swaps or SPV interests may prevent the Fund from increasing or reducing those investments when processing creations and redemptions. Creations may dilute the Fund’s exposure to the affected company, while redemptions funded from liquid holdings may increase the proportion of remaining assets invested in private-company or illiquid investments. These effects may cause deviations from intended allocations and increase costs or risks for remaining shareholders. Alternative swaps or SPV investments may not be available promptly or on acceptable terms.

Active Management Risk. The Fund is actively managed and does not seek to track the performance of a specific index. The Adviser’s decisions regarding security selection, portfolio weighting, and timing of transactions may cause a Fund to underperform its benchmark or other funds with similar objectives.

Capitalization Risk. The Funds may invest in companies of any market capitalization. Securities of smaller companies may be more volatile, less liquid, and subject to greater business and financial risk than those of larger, more established companies.

Foreign Securities and Depositary Receipts Risk. The Funds may invest in non-U.S. securities, including ADRs and GDRs. Foreign securities involve risks not typically associated with U.S. investments, including currency risk, political risk, and limited liquidity.

Concentration and Single Issuer Risk. The Fund invests a significant portion of its assets in six specified issuers and may be particularly sensitive to negative developments affecting any one MANGOS Company. Meta, Nvidia, and Google are mega-capitalization companies whose share prices may be especially sensitive to changes in expectations regarding growth, artificial-intelligence investment, and valuation. Anthropic and OpenAI are privately held companies for which substantially less public information is available. SpaceX operates aerospace, satellite communications, artificial-intelligence, and social-media businesses that present distinct operational and regulatory risks. A decline in the value of any MANGOS Company may have a disproportionate negative effect on the Fund's performance and may increase volatility.

Concentration Risk. The Fund will concentrate its investments in the group of related industries in which the MANGOS Companies operate, as described under 'Principal Investment Strategies for the Fund'. For purposes of applying this policy, exposure obtained through an SPV or derivative will be treated as an investment in the underlying MANGOS Company. Because the Fund concentrates in this group of related industries, developments affecting these industries may affect the Fund more than a fund invested across a broader range of unrelated industries.

Meta Platforms, Inc. Investing Risk. Meta depends on attracting and retaining users, sustaining engagement, and generating advertising revenue. Competition, reduced advertising demand, mobile-platform restrictions, unsuccessful products, or substantial AI and infrastructure spending may adversely affect results. Meta also faces content-moderation, misinformation, child-safety, privacy, cybersecurity, intellectual-property, antitrust, litigation, and regulatory risks.

Anthropic PBC Investing Risk. Anthropic is a private, development-stage AI company requiring substantial computing, research, capital, and specialized personnel. It faces intense competition and depends on third parties for cloud infrastructure, compute, financing, and distribution. Model errors or misuse, limited public information, transfer restrictions, uncertain valuation, and the absence of a public market heighten the Fund's exposure.

NVIDIA Corporation Investing Risk. Nvidia faces competition, rapid technological change, semiconductor cyclicality, AI-demand fluctuations, customer concentration, third-party manufacturing dependence, export controls, and geopolitical risks, particularly involving Taiwan or China. Product defects, cybersecurity incidents, loss of key personnel, or declining AI-investment expectations could materially affect Nvidia.

Alphabet Inc. Investing Risk. Google depends substantially on advertising and continued use of Search, YouTube, and other platforms. AI-enabled competition, user-behavior changes, lost distribution arrangements, or unsuccessful investments may adversely affect results. Google also faces significant antitrust, privacy, data-use, content-moderation, cybersecurity, intellectual-property, litigation, and regulatory risks.

OpenAI Investing Risk. OpenAI is a private AI company requiring substantial capital, computing, data, and specialized personnel. Its models may generate inaccurate, biased, harmful, or infringing outputs or be misused. OpenAI depends on strategic partners and third-party cloud and hardware providers and faces cybersecurity, privacy, data-sourcing, intellectual-property, governance, model-safety, and regulatory risks. Limited information, organizational complexity, transfer restrictions, uncertain valuation, and no public market heighten the Fund's exposure.

Space Exploration Technologies Corp. Investing Risk. SpaceX's launch and spaceflight activities are complex and hazardous. Launch or satellite failures, orbital debris, collisions, spectrum interference, or service disruptions could cause significant losses. SpaceX requires substantial capital, operates in regulated industries, and depends meaningfully on government contracts. Through xAI and X, it also faces frontier-AI, infrastructure, social-media, advertising, content-moderation, privacy, cybersecurity, misinformation, intellectual-property, and AI-regulation risks. Limited public trading history, integration risk, related-party transactions, key-person dependence, and strategic changes may increase volatility.

Newly Public Companies Risk. SpaceX completed its initial public offering in June 2026 and has a limited history as a public reporting company. Securities of recently public companies can be more volatile and may have limited trading and operating histories as a public company, smaller public floats, and narrower research coverage, which can increase price swings and trading costs. Less historical public financial information is available than for companies with longer reporting histories, which may make valuation more difficult. Shares held by pre-offering investors may become eligible for sale upon the expiration of lock-up arrangements, which may add selling pressure. Because the Fund invests a significant portion of its assets in a small number of issuers, these effects may have a disproportionate impact on the Fund.

Technology Change, Innovation, and Competitive Dynamics Risk. Companies operating in rapidly evolving technology and innovation industries may face intense competition, rapid product or service obsolescence, frequent changes in technology, standards, and customer preferences, and the need for ongoing research and development. These companies may have business models that depend on successful commercialization of new technologies, timely product launches, and broad adoption, each of which can be uncertain and can require significant capital. Customers may be slow to adopt or integrate new products or services, or may not achieve expected returns on investment, which can reduce demand. Competitive pressures, platform consolidation, and dependence on key personnel and talent may adversely affect market share, pricing, margins, and growth prospects for issuers held by the Fund.

Cash Creation and Redemption Risk. The Fund may effect creations and redemptions partly or wholly for cash rather than in kind. As a result, a Fund may incur certain costs, such as brokerage expenses, and may recognize taxable gains or losses that it might not have incurred if it had made redemptions in kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by transaction fees charged to authorized participants. Cash transactions may also reduce the tax efficiency of a Fund compared to in-kind transactions.

Emerging Market Issuers Risk. Certain countries in which the Fund's portfolio companies are headquartered or have significant operations, including Taiwan and South Korea, may be classified as "emerging markets." Companies operating in emerging markets may face additional risks, including less developed legal and regulatory systems; less liquid, transparent, and efficient capital markets; political and economic instability; expropriation or nationalization risk; currency volatility and capital controls; and limited availability of reliable financial data. These risks may be heightened during periods of geopolitical tension or economic stress.

Operational and Cybersecurity Risk. The Fund and its service providers rely on complex processes and technology, including for trading, valuation, index data, shareholder recordkeeping, and the creation/redemption process. Human error, processing or communication failures, cyber incidents, or disruptions at third-party providers (including pricing services, custodians, and intermediaries) could impair operations, cause financial loss, delay NAV calculation, or hinder a Fund’s ability to achieve its objective.

SPV and Private Investment Risk. The Fund may obtain exposure to Anthropic or OpenAI through passive interests in one or more unaffiliated special purpose vehicles (each, an "SPV"). An SPV interest is not a direct investment in the applicable private company. The Fund generally will have no direct voting, information, inspection, consent, enforcement, or other rights with respect to the private company or its securities and instead will depend on the SPV sponsor or manager to exercise any such rights and to acquire, hold, administer, value, and dispose of the underlying investment. The SPV sponsor or manager may have conflicts of interest, may allocate opportunities among clients or vehicles, may engage in related-party transactions, and may have incentives that differ from those of the Fund. The Fund may receive limited, delayed, incomplete, or inaccurate information concerning the SPV or the underlying company, which may impair the Adviser's ability to monitor the exposure and the Fund's ability to value the SPV interest. An SPV may hold common stock, preferred stock, an interest in another vehicle, cash, or a combination of assets, and the Fund's economic rights may differ materially from direct ownership of the underlying company's securities because of SPV-level fees and expenses, taxes, liabilities, leverage, reserves, distribution waterfalls, senior or junior claims, and other terms. The SPV's ability to acquire, hold, or transfer the underlying private-company securities, and the Fund's ability to acquire, redeem, or transfer its SPV interest, may be subject to issuer or sponsor consent, rights of first refusal, lock-ups, limitations on eligible transferees, prohibitions on assignment, withdrawal or redemption restrictions, securities-law restrictions, or other contractual or legal limitations. The SPV's title to the underlying securities, its authority to convey the related economic exposure, or compliance with required consents, waivers, or transfer procedures could be challenged or prove defective; the Adviser’s diligence may not identify every defect, adverse claim, or limitation. These restrictions and uncertainties may prevent or delay a sale, redemption, distribution, or other realization event; require a sale at a substantial discount; reduce or eliminate expected distributions or gains; or cause the Fund to lose some or all of its intended exposure. Distributions are not assured and may be delayed, reduced, subject to conditions, or made in cash, restricted securities, another illiquid interest, or other property. The occurrence and timing of an initial public offering, tender offer, acquisition, sponsor-led transaction, or other liquidity event are uncertain, and such an event may not provide the Fund with a cash exit. SPV interests generally will have no active trading market, will initially be classified as illiquid, may be difficult to transfer or sell within seven calendar days without significantly changing their market value, and will be subject to the Fund's 15% limit on illiquid investments. Their fair values may rely on unobservable inputs, stale or incomplete information, negotiated prices, and substantial judgment and therefore may differ materially from the amounts ultimately realized. The Adviser will monitor available financial statements, ownership and position information, notices, amendments, transfers, corporate actions, distributions, and other material developments, but information and contractual rights may remain insufficient to prevent or mitigate these risks.

Derivatives and Counterparty Risk. Derivatives, including total return swaps, may expose the Fund to risks different from, and in some cases greater than, those associated with direct investments, including counterparty, correlation, liquidity, valuation, leverage, collateral, and operational risks. A counterparty may fail to perform or become insolvent, and a derivative may perform differently than expected. A cash-settled swap referencing Anthropic or OpenAI would be expected to be a bespoke, bilateral, over-the-counter contract without exchange trading, central clearing, or an observable active secondary market. The Fund expects initially to classify private-company swaps as illiquid but may subsequently classify a swap as highly liquid, moderately liquid or less liquid when supported by current, documented evidence under Rule 22e-4. Classifications will be reviewed under the Fund’s liquidity risk management program based on current, documented evidence, including contractual termination rights and settlement terms. The assessment will consider termination and partial-reduction rights, reasonably anticipated trading sizes, market depth, price impact, settlement and collateral release, applying the rule's disposition and cash-conversion timeframes. The governing agreement provides the Fund with a right to terminate swaps in whole or in part by notice, subject to applicable valuation and settlement provisions. The counterparty or another valuation agent may determine an unwind price under the agreement, and that price may be difficult to verify. Calculation-agent discretion may create conflicts of interest. These features may delay an exit or result in a value materially different from the Fund's valuation. To the extent an illiquid private-company swap is an asset, its value will be included with SPV interests classified as illiquid and other illiquid investments that are assets in applying the Fund's 15% limit. The use of derivatives may also increase portfolio turnover and taxable events.

Perpetual Futures Reference Price Risk. The Fund’s private-company swaps may reference prices derived from perpetual futures contracts rather than transactions in the underlying company’s shares. These prices may differ materially from valuations implied by financing rounds, private secondary-market transactions, an initial public offering, or subsequent trading in listed shares. Perpetual futures generally have no stated expiration date, and funding payments or other mechanisms intended to align their prices with the referenced company’s value may not be effective. These markets may have limited trading volume, concentrated participation, and limited reliable information, making prices volatile and susceptible to manipulation, including near the time used to determine a swap’s reference price. Prices may change when Fund shares are not trading. Pricing disruptions or unreliable fallback sources may make the swaps difficult to value. The Fund’s fair-value determination for NAV purposes may differ from the amount payable under a swap and does not change its contractual settlement terms. The calculation agent’s discretion in selecting or applying pricing inputs and adjustments may create conflicts of interest and affect the amount payable under the swap.

Perpetual Futures Market and Counterparty Hedging Risk. Although the Fund does not itself enter into perpetual futures contracts under this strategy, its swap counterparties may use those contracts to hedge their obligations. Trading interruptions, platform failures, cybersecurity incidents, regulatory restrictions, changes in funding requirements, forced liquidation, or automatic reductions of hedge positions by a trading platform may impair reference pricing or a counterparty’s ability to hedge or perform its obligations. These events may cause a counterparty to decline additional transactions or, where permitted by the swap terms, adjust charges or terminate a swap. Suitable counterparties or replacement investments may be limited or unavailable, and the Fund may be unable to maintain its intended private-company exposure. Collateral arrangements reduce but do not eliminate counterparty risk. Relevant venues may operate outside the United States and may not provide protections comparable to those of U.S.-regulated securities or futures exchanges.

Private-Company Swap Cost Risk. Private-company swaps may have higher financing and transaction costs than swaps referencing publicly traded securities. Financing charges may fluctuate with interest rates, and changes in market liquidity, perpetual futures funding rates, or the availability of hedging transactions may increase the costs of obtaining or maintaining exposure. To the extent permitted by the applicable swap terms, a counterparty may pass through increased hedging costs. Reducing, terminating, or replacing a swap may also involve additional costs. These costs reduce the Fund’s returns and may cause the Adviser to reduce or forgo exposure to a company.

Export Controls, Sanctions, and Restricted Market Risk. Nvidia and SpaceX may be subject to export controls, sanctions regimes, national security restrictions, or other limitations on cross-border sales, technology transfer, financing, and counterparties. Compliance with these requirements can increase costs, constrain business opportunities, and limit the availability of suppliers, customers, banking relationships, or payment channels. Changes in sanctions or other restrictions, or allegations of non-compliance, can result in penalties, reputational harm, and reduced investor or customer confidence. In extreme cases, sanctions-related restrictions could result in the Fund being unable to sell an affected investment, potentially resulting in a complete loss of the Fund's investment in that security.

AI and Algorithmic Decision Risk. Meta, Anthropic, Nvidia, Google, OpenAI, and SpaceX through xAI develop, enable, or deploy AI models, automated systems, and algorithmic decision-making to develop products, deliver services, or manage security threats. The effectiveness of these tools may depend on the quality, availability, and timeliness of data, and outcomes may be inaccurate, biased, or otherwise flawed. Market expectations regarding AI-driven growth and related compute demand may change rapidly, which may contribute to valuation volatility for issuers with AI-related exposure.

Antitrust, Regulatory, and Government Scrutiny Risk. Meta, Google, Nvidia, Anthropic, OpenAI, and SpaceX (including its xAI and X businesses) may face investigations, enforcement actions, consent decrees, structural remedies (such as mandatory divestitures or business separations), fines, or changes in laws and regulations in the United States and internationally. Regulatory actions related to antitrust, competition law, data privacy, content moderation, AI governance, digital advertising, semiconductor export controls, and space exploration licensing may materially adversely affect the business, financial condition, competitive position, and valuation of one or more MANGOS Companies. There can be no assurance that any particular MANGOS Company will not be subject to a significant regulatory action, or that the outcome of any such action will not be materially adverse to the Fund.

Cybersecurity, Data Breach, Privacy, and Trust Risk. Meta, Anthropic, Nvidia, Google, OpenAI, and SpaceX (including xAI and X) face heightened risks of cyberattacks, security breaches, service disruptions, and misuse or unauthorized disclosure of data. Such events may result in operational disruption, regulatory investigations, litigation, remediation expenses, loss of customers, and reputational harm. In addition, heightened public and regulatory scrutiny of privacy, surveillance, and data-use practices (including civil liberties concerns) may restrict certain business activities, increase compliance costs, and reduce demand for products or services, adversely affecting issuers held by the Fund.

Key Personnel and Talent Risk. Companies in these innovation-driven industries often depend on highly skilled personnel and face intense competition to hire and retain qualified employees. The loss of key personnel, difficulty recruiting or retaining talent, wage inflation, or constraints in access to specialized labor may impair a company's ability to innovate, maintain product quality, respond to evolving threats, or execute its strategy, which may adversely affect revenues, profitability, and the value of the company's securities.

Semiconductor, Capital Equipment, and Capex Cyclicality Risk. Nvidia is exposed to semiconductor markets that can be cyclical and are sensitive to end-demand, inventory cycles, and customer capital spending. Order cancellations or deferrals, pricing pressure, and rapid shifts in technology roadmaps may adversely affect revenues and margins for issuers in semiconductor design, photonics, lithography, and related supply chains. These industries may also face customer concentration, long lead times, and heightened sensitivity to export controls and geopolitical developments.

Supply Chain, Manufacturing, and Component Dependency Risk. Nvidia and SpaceX, and to a lesser extent Meta and Google through their hardware and data-center operations, depend on complex global supply chains, specialized components, contract manufacturing, and critical suppliers. Supply constraints, capacity bottlenecks, quality issues, single-source dependencies, labor shortages, geopolitical disruptions, tariffs, trade restrictions, shipping delays, or reliance on specific materials may delay production, reduce product availability, increase costs, and adversely affect revenues and profitability. Commodity price volatility for inputs such as rare earth elements may also create margin pressure.

Space and Satellite Industry Risk. SpaceX may face risks related to launch, deployment, and mission failure, including delays or losses stemming from technical issues or accidents. The industry can be capital intensive, and many business models depend on long development timelines and long payback periods. In addition, issuers may be subject to spectrum, licensing, and other regulatory requirements, and changes in regulatory policy or licensing outcomes could adversely affect its operations. The space environment presents unique risks, including space debris and related collision hazards, which may impair satellite operations or increase costs. SpaceX may also have meaningful dependence on government customers, policies, and budgets, and changes in government priorities or spending could affect revenues and valuations.

Pre-IPO and Transitional Company Risk. Anthropic and OpenAI are privately held and may subsequently become publicly traded through an initial public offering ("IPO"), direct listing, or other transaction. The transition from private to public company status may involve significant uncertainty regarding valuation, lock-up restrictions on the sale of previously private shares, increased volatility immediately following a public listing, dilution from new share issuance, and changes in the company's governance, strategy, or financial reporting. There can be no assurance that Anthropic or OpenAI will become publicly traded on any specific timeline, or at all. Under the expected arrangements, the perpetual futures contract referenced by the swap automatically changes its reference from pre-IPO shares to listed shares upon an IPO and listing. The existing swap may continue and remains linked to perpetual futures; it does not automatically become a swap referencing listed shares directly. Perpetual futures pricing, market and counterparty hedging risks continue while that exposure remains, and the perpetual futures price may differ materially from the listed-share price. This change does not deliver shares to the Fund or assure an exit at its NAV valuation. An IPO does not automatically convert an SPV interest into freely tradable shares or terminate that interest. An SPV may continue to hold shares subject to lock-up or transfer restrictions, sell shares and distribute cash, or distribute shares or other property; a swap will continue, be amended, or terminate according to its confirmation. The Fund may retain or dispose of an SPV interest or distributed shares, retain or amend an existing swap, enter a new swap referencing listed shares, unwind a swap, or purchase listed shares, subject to applicable law, contractual restrictions, and the Fund's strategy. During any transition, the Adviser will aggregate all exposure to the company to avoid unintended duplicative exposure and will reassess each instrument's fair value and liquidity based on then-current facts. A public listing will not be presumed to provide a cash exit or make an investment liquid. The value used to settle or adjust a perpetual-futures-linked swap may differ materially from the company’s IPO price, the entry value of a replacement swap referencing listed shares directly, or the price at which the Fund purchases listed shares. Differences in pricing and transaction timing may cause losses, additional costs, or temporary gaps or overlap in exposure during the transition.

Limited Shareholder Rights Risk. The Trust is organized as a Delaware statutory trust and is governed by a Declaration of Trust that includes provisions that may limit certain shareholder rights. The Trust is not required to hold annual meetings of shareholders. The Board of Trustees may, without shareholder approval, liquidate a Fund, change its investment objective, merge or consolidate the Trust or any series with another entity, or take certain other actions that might otherwise require shareholder approval under state law. The Declaration of Trust contains a waiver of jury trial provision. The Declaration of Trust designates the courts of the State of Delaware as the exclusive forum for certain types of actions, provided that this provision does not apply to claims arising under the federal securities laws. The Declaration of Trust also establishes procedures for, and limitations on, shareholders' ability to bring derivative and direct actions, provided that the limitations set forth in paragraphs (b), (d), (e), and (f) of Article VI, Section 4 do not apply to claims arising under the federal securities laws. These provisions may discourage lawsuits and limit remedies available to shareholders.

PORTFOLIO HOLDINGS INFORMATION

The Fund's complete portfolio holdings will be made available on the Fund's website at www.corgiinvest.com on each business day, consistent with applicable SEC requirements (including Rule 6c-11). A full description of the Fund's policies and procedures regarding disclosure of portfolio holdings is provided in the Fund's Statement of Additional Information (the "SAI").

MANAGEMENT

Investment Adviser

Corgi Strategies, LLC (the “Adviser”), located at 425 Bush St, Suite 500, San Francisco, CA 94104, is a Delaware limited liability company registered with the SEC as an investment adviser and serves as investment adviser to each Fund. The Adviser was founded in July 2025, and as of June 30, 2026, has $821,465,127 assets under management.

The Adviser is responsible for overall portfolio management and administration of each Fund pursuant to an investment advisory agreement with Corgi ETF Trust I (the “Trust”) (the “Advisory Agreement”). In addition to executing portfolio transactions, the Adviser may arrange for, and oversee, service providers performing transfer agency, custody, fund administration/accounting, distribution, and other services necessary for the Fund’s operations.

For its services to each Fund, each Fund pays the Adviser a unitary management fee, calculated daily and paid monthly, from the Fund’s average daily net assets. Under the Advisory Agreement, the Adviser pays substantially all of the Fund’s expenses except for: the advisory fee itself; interest charges on borrowings; taxes; brokerage commissions and other expenses related to buying and selling portfolio investments; dividends and other expenses on securities sold short; acquired fund fees and expenses; any accrued deferred tax liability; distribution fees and expenses under any Rule 12b-1 plan; litigation and other extraordinary expenses; and any other expenses the Fund is responsible for under the Advisory Agreement (collectively, the “Excluded Expenses”).

Additional information about portfolio transactions, brokerage selection, and research services is provided in the SAI under Brokerage Transactions.

Advisory Agreement

A discussion of the basis for the Board’s approval of the Advisory Agreement will appear in the Fund’s Annual Report to shareholders for the period ended December 31, 2026, on Form N-CSR.

Portfolio Managers

The individuals primarily responsible for the day-to-day management of the Fund are Anthony Crinieri and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.

Additional information regarding the portfolio manager’s compensation, other accounts managed, and ownership of Shares is provided in the Fund’s SAI.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems shares of the Fund (“Shares”) only in large blocks called “Creation Units,” at a Fund’s net asset value (“NAV”) next determined after an order is accepted. Only authorized participants (“APs”), who must be members or participants of a registered clearing agency and must have an executed participant agreement with a Fund’s distributor and transfer agent, may transact in Creation Units directly with the Fund. Once created, Shares may be bought and sold in the secondary market in amounts less than a Creation Unit.

Most investors buy and sell shares in secondary-market transactions through brokers. Shares are expected to be listed for trading on Cboe BZX Exchange (the “Exchange”) and can be bought and sold throughout the trading day at market prices. Investors may pay customary brokerage commissions and, because secondary-market transactions occur at market prices, investors may pay more than NAV when buying Shares and receive less than NAV when selling Shares.

As available, information required by Rule 6c-11 (including the Fund’s NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund’s website at www.corgiinvest.com.

Book Entry

Shares are held only in book-entry form. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares. Beneficial ownership of Shares is shown on the records of DTC or its participants (e.g., brokers, banks, and other financial institutions). As a beneficial owner, you will not receive physical certificates and must rely on DTC and its participants to exercise rights associated with owning Shares, consistent with standard “street name” procedures.

Frequent Purchases and Redemptions of Shares

The Funds do not impose restrictions on the frequency of purchases and redemptions of Shares. Purchases and redemptions by APs are integral to the ETF arbitrage mechanism and help keep market prices of Shares close to NAV. The Board has considered the potential for frequent purchases and redemptions, particularly for cash, to increase portfolio transaction costs, tracking difference, and realized capital gains, and has approved policies to mitigate these effects, including fair-value pricing and the imposition of transaction fees on Creation Unit purchases and redemptions designed to cover a Fund’s costs. The Fund may reject purchase orders in the circumstances described in the SAI, consistent with Rule 6c-11 and applicable SEC guidance. Issuance of Creation Units may be suspended only for a limited time and due to extraordinary circumstances.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the close of regular trading on Cboe BZX Exchange (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by dividing the Fund’s net assets by the number of Shares outstanding.

In determining NAV, portfolio securities and other assets are generally valued at market value using quotations, last sale prices, or values supplied by a pricing service or market makers. When such information is unavailable or is deemed unreliable, the affected investments are valued at fair value pursuant to the Fund’s valuation procedures.

Fair Value Pricing

The Board has designated the Adviser as the Fund’s “valuation designee” under Rule 2a-5 of the 1940 Act, subject to the Board’s oversight. The Adviser has adopted valuation policies and procedures to determine, in good faith, the fair value of investments for which market quotations are not readily available or are considered unreliable (for example, following a trading halt or when a primary pricing source fails to provide data). In making fair-value determinations, the Adviser may consider all reasonably available information deemed relevant, including issuer-specific data, market conditions, recent trading activity, and the circumstances that triggered the need for fair value. Because fair value determinations involve judgments, the prices assigned may differ from values realized upon sale.

Investments by Other Registered Investment Companies in the Fund

Investments by registered investment companies in a Fund are subject to the limits of Section 12(d)(1) of the 1940 Act and related rules. Other registered investment companies may invest in the Fund beyond the Section 12(d)(1) limits in accordance with applicable SEC rules (e.g., Rule 12d1-4) and conditions, which may include entering into a fund-of-funds investment agreement with the Fund.

Delivery of Shareholder Documents - “Householding”

Certain intermediaries may offer “householding,” a method of delivery under which a single copy of shareholder documents is sent to investors sharing an address, even if accounts are registered in different names. If you wish to enroll in, or to change your householding election, please contact your broker-dealer or other financial intermediary.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay dividends and interest income, if any, annually, and to distribute any net realized capital gains to shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Cash distributions may be reinvested in additional whole Shares only if the broker through whom you hold Shares offers that option. Your broker is responsible for delivering any income and capital gain distributions to you.

Taxes

The following discussion summarizes certain U.S. federal income tax considerations that generally apply to investments in a Fund. Your situation may differ. You should consult your tax adviser regarding the tax consequences of investing in Shares, including the application of foreign, state, and local tax laws.

The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund satisfies minimum distribution requirements, a RIC is generally not subject to fund-level federal income tax on income and gains that are timely distributed to shareholders. If a Fund were to fail to qualify as a RIC or fail to meet the distribution requirements (and no relief were available), it could be subject to fund-level taxation, which would reduce income available for distribution.

Unless your Shares are held through a tax-exempt entity or tax-advantaged account (such as an IRA), you should consider potential tax consequences when a Fund makes distributions, when you sell Shares on the Exchange, and (for institutional investors only) when you purchase or redeem Creation Units.

This general discussion is based on the Code and applicable Treasury regulations in effect on the date of this Prospectus. New legislation, administrative guidance, or court decisions may materially change these conclusions and may apply retroactively.

Taxes on Distributions

For federal income tax purposes, distributions of a Fund’s net investment income are generally taxable to shareholders as ordinary income or as qualified dividend income. Tax treatment of distributions of net capital gains (if any) depends on how long the Fund held the investments that generated such gains, not on how long you have held your Shares. Sales of assets held by the Fund for more than one year generally produce long-term capital gains or losses; sales of assets held for one year or less generally produce short-term capital gains or losses. Distributions that the Fund reports as capital gain dividends (“Capital Gain Dividends”) are taxable to shareholders as long-term capital gains. Distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether received in cash or reinvested in additional Shares.

Distributions a Fund reports as “qualified dividend income” are generally taxed to non-corporate shareholders at the rates applicable to long-term capital gains, provided holding-period and other requirements are met. “Qualified dividend income” generally includes dividends from U.S. corporations and from certain qualified foreign corporations (including those incorporated in a U.S. possession, eligible for benefits under a comprehensive U.S. income tax treaty, or whose stock is readily tradable on an established U.S. market). Corporate shareholders may be eligible for a dividends-received deduction with respect to portions of dividends attributable to qualifying dividends the Fund receives from U.S. corporations, subject to applicable limitations.

Shortly after the close of each calendar year, you will receive information describing the character of distributions you received from the distributing Fund.

In addition to federal income tax, certain individuals, trusts, and estates are subject to a 3.8% Net Investment Income (“NII”) tax. This tax is imposed on the lesser of: (i) net investment income (as reduced by properly allocable deductions) or (ii) the excess of modified adjusted gross income over specified thresholds ($250,000 for married filing jointly, $200,000 for single filers, and $125,000 for married filing separately). The Fund’s distributions and any capital gains realized on a sale or redemption of Shares are generally included in net investment income for purposes of the NII tax.

In general, distributions are taxable to you in the year paid. However, certain distributions paid in January may be treated as paid on December 31 of the year prior. In general, distributions are taxable even if they are paid from income or gains earned by the Fund before you purchased Shares (and thus were reflected in the Shares’ NAV at the time of purchase).

You may want to avoid purchasing Shares immediately before a dividend or other distribution, since the distribution will generally be taxable to you even if, in economic terms, it represents a return of part of your investment.

If you are neither a U.S. citizen nor a U.S. resident (or are a foreign entity), distributions (other than Capital Gain Dividends) will generally be subject to U.S. withholding tax at a 30% rate, unless a lower treaty rate applies. Under certain circumstances, a Fund may report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% withholding tax, provided other requirements are met.

The Foreign Account Tax Compliance Act (“FATCA”) may require each Fund to withhold a 30% tax (generally not refundable) from distributions of net investment income made to: (A) certain foreign financial institutions that do not satisfy applicable FATCA reporting or due-diligence requirements (or that are not treated as compliant under an applicable intergovernmental agreement), and (B) certain non-financial foreign entities that do not provide required information regarding substantial U.S. owners. FATCA may also affect the Fund’s returns on foreign investments or a shareholder’s returns if Shares are held through a foreign intermediary. Consult your tax adviser regarding FATCA’s application and any related certification, compliance, reporting, and withholding obligations.

The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Shares) is generally required to withhold and remit to the U.S. Treasury a portion of taxable distributions and sale or redemption proceeds if the shareholder fails to furnish a correct taxpayer identification number, has underreported certain interest or dividend income, or fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if Shares have been held for more than one year, and as short-term capital gain or loss if Shares have been held for one year or less. However, a capital loss on Shares held six months or less is treated as long-term to the extent of Capital Gain Dividends received with respect to such Shares. Losses are disallowed to the extent you acquire (including through dividend reinvestment) substantially identical Shares within a 61-day period beginning 30 days before and ending 30 days after the sale.

Taxes on Purchases and Redemptions of Creation Units

An authorized participant (“AP”) whose functional currency is the U.S. dollar and who exchanges securities for Creation Units generally recognizes gain or loss equal to the difference between (i) the value of the Creation Units at the time of the exchange and (ii) the AP’s aggregate basis in the securities delivered plus any cash paid. An AP that exchanges Creation Units for securities will generally recognize gain or loss equal to the difference between (i) the AP’s basis in the Creation Units and (ii) the aggregate U.S. dollar market value of the securities received plus any cash received. The IRS may assert that a loss realized upon an exchange of securities for Creation Units is not currently deductible (e.g., under the “wash sale” rules for an AP not marking to market, or on the theory that there was no significant change in economic position). APs should consult their own tax advisers about the application of wash sale rules and the timing of any loss deductions.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares comprising the Creation Units were held for more than one year, and as short-term capital gain or loss if held for one year or less.

A Fund may include a payment of cash in addition to, or in place of, delivering a basket of securities when redeeming Creation Units. To raise cash for such redemptions, the Fund may sell portfolio securities, potentially recognizing investment income and/or capital gains or losses it might not have recognized if the redemption had been satisfied entirely in kind. As a result, including cash in redemption proceeds can reduce the Fund’s tax efficiency.

The foregoing discussion summarizes some possible consequences under current federal tax law of investing in a Fund. It is not a substitute for personal tax advice. You may also be subject to foreign, state, and local taxes on Fund distributions and on sales of Shares. Consult your tax adviser regarding the tax consequences of investing in Shares under all applicable laws. For additional information, see “Federal Income Taxes” in the SAI.

DISTRIBUTION

Paralel Distributors LLC (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC, serves as the Fund’s distributor for Creation Units on an agency basis and does not make a secondary market in Shares. The Distributor does not set Fund policies or select the portfolio securities of the Fund. The Distributor’s principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Fund is authorized to pay up to 0.25% of its average daily net assets each year for distribution-related services in connection with the sale and distribution of its Shares.

The Funds do not currently pay Rule 12b-1 fees and there are no current plans to impose such fees. If Rule 12b-1 fees are charged in the future, because they are paid from Fund assets on an ongoing basis, these fees would increase the cost of your investment over time and may exceed certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information about how often Shares traded on the Exchange at a price above (at a premium to) or below (at a discount to) the Fund’s NAV will be provided on the Fund’s website at www.corgiinvest.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of any equation by which to determine redeemability of Shares. The Exchange has no duty or liability to shareholders for the administration, marketing, or trading of the Shares.

Without limiting the foregoing, in no event shall the Exchange have any liability for lost profits or for indirect, punitive, special, or consequential damages, even if advised of the possibility of such damages.

The Adviser and the Fund make no representation or warranty, express or implied, to owners of Shares or to the public regarding the advisability of investing in securities generally or in the Fund specifically.

FINANCIAL HIGHLIGHTS

This section ordinarily presents Financial Highlights to help you understand the Fund's performance over its operating period. Because the Fund has not commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

The Fund

Adviser

Corgi Strategies, LLC

425 Bush St, Suite 500

San Francisco, CA 94104

Distributor

Paralel Distributors LLC

1700 Broadway, Suite 2100

Denver, CO 80290

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

 50 South 16th Street, Suite 2900

 Philadelphia, PA 19102

Administrator, Fund Accountant, and Transfer Agent

U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services)

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Attn: GFS Contracts

Custodian

U.S. Bank National Association
Lunken Operations Center
CN-OH-L2GL
5065 Wooster Rd
Cincinnati, OH 45226

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund's SAI includes further details about the Fund's investments and other information. A current SAI dated September 29, 2026, as supplemented from time to time, is on file with the SEC and is incorporated by reference into this Prospectus; it is legally part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's first annual report after operations commence, you will find a discussion of market conditions and investment strategies that materially affected performance. Form N-CSR contains the Fund's annual and semi-annual financial statements.

You can obtain free copies of these documents when available, request other information, or make general inquiries about the Fund by contacting:

Corgi ETF Trust I, c/o 425 Bush St, Suite 500, San Francisco, CA 94104 or by calling (855) 552-6744.

Shareholder reports and other information about the Fund are also available on the EDGAR database on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-24117)

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2026

This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus for the Corgi MANGOS ETF (the "Fund"), a series of Corgi ETF Trust I (the "Trust"), dated September 29, 2026 as it may be supplemented from time to time (the "Prospectus"). Unless noted otherwise, capitalized terms used in this SAI have the same meanings as in the applicable Prospectus. A copy of the Prospectus may be obtained without charge by email to contact@corgifunds.com, visiting www.corgiinvest.com, or writing to the Trust, c/o 425 Bush St, Suite 500, San Francisco, CA 94104.

The Funds’s audited financial statements for the most recent fiscal year, when available, will be incorporated into this SAI by reference to the Funds’s most recent annual report on Form N-CSR.

TABLE OF CONTENTS

General Information about the Trust
Additional Information about Investment Objectives, Policies, and Related Risks
Description of Permitted Investments
Investment Restrictions
Exchange Listing and Trading
Management of the Trust
Principal Shareholders, Control Persons and Management Ownership
Codes of Ethics
Proxy Voting Policies
Investment Adviser
Portfolio Managers
The Distributor
Administrator
Transfer Agent and ETF Order Management
Custodian
Independent Registered Public Accounting Firm
Portfolio Holdings Disclosure Policies and Procedures
Description of Shares
Limitation of Trustees' Liability
Brokerage Transactions
Portfolio Turnover Rate
Book Entry Only System
Purchase and Redemption of Shares in Creation Units
Determination of NAV
Dividends and Distributions
Federal Income Taxes
Financial Statements

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company with multiple series, each an exchange-traded fund. This SAI relates to the Corgi MANGOS ETF (the "Fund"). The Trust is a Delaware statutory trust formed on July 15, 2025. The Trust is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "1940 Act"), as an open-end management investment company, and the offering of shares of beneficial interest ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust is governed by its Board of Trustees (the "Board"). The Fund seeks capital appreciation. Corgi Strategies, LLC (the "Adviser") will serve as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). A Fund generally issues and redeems Creation Units in exchange for a basket of securities ("Deposit Securities") together with a specified cash payment (the "Cash Component"). The Trust may permit or require the substitution of a cash amount ("Deposit Cash") in lieu of some or all Deposit Securities. Shares are expected to be listed on the Exchange and trade on the Exchange at market prices, which may differ from NAV. Shares are redeemable only in Creation Unit aggregations and, in general, in exchange for portfolio securities and a specified cash payment, or instead, entirely for cash. As a practical matter, mostly only institutions or large investors, known as "Authorized Participants" or "APs," purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of some or all Deposit Securities, subject to conditions set forth in the participant agreement among the AP, the distributor, and the transfer agent (the "Participant Agreement"), including a requirement to maintain with the Trust cash at least equal to a specified percentage of the value of any missing Deposit Securities. The Trust may impose a transaction fee on each creation or redemption. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. As with other publicly traded securities, brokers' commissions on secondary-market transactions are negotiated with your broker at customary rates.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund's investment objectives and principal investment strategies are described in the Prospectus under "Investment Objective" and "Principal Investment Strategies," respectively. The information below supplements, and should be read together with, the Prospectus. For a description of certain permitted investments, see "Description of Permitted Investments" in this SAI.

With respect to the Fund's investments, unless otherwise noted, if a percentage limitation is satisfied at the time of investment or contract, a subsequent increase or decrease due to market movements or redemptions will not, by itself, result in a violation of that limitation.

Non-Diversification

The Fund is classified as non-diversified under the 1940 Act. As a result, the Fund is not limited by the 1940 Act with respect to the percentage of its assets that may be invested in the securities of a single issuer. The Fund therefore may invest a larger portion of its assets in the securities of a single issuer or a smaller number of issuers than a diversified fund. Those issuers may represent a greater portion of the Fund's portfolio, which can adversely affect performance or subject Shares to greater price volatility than more diversified investment companies. While the Fund is "non-diversified" under the 1940 Act, to qualify as a RIC the Fund must satisfy Subchapter M diversification tests. Accordingly, with respect to at least 50% of total assets, the Fund will not hold more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of total assets in any one issuer.

Although the Fund is non-diversified for purposes of the 1940 Act, it intends to maintain the diversification required under the Code and otherwise operate so as to qualify as a regulated investment company ("RIC") for federal income tax purposes, thereby generally avoiding fund-level federal income tax on income and gains distributed to shareholders. Compliance with the Code's diversification and other requirements may limit investment flexibility and could make it less likely that the Fund will meet its investment objective.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in an issuer’s or counterparty’s financial condition, with issuer-specific or industry-specific developments, and with broader economic or political conditions. An investor in a Fund could lose money over short or long periods.

There is no assurance that a liquid market will exist for all securities held by a Fund. Market liquidity may depend on whether dealers are willing to make markets in particular securities. There can be no assurance that a market will be made or maintained, or that any such market will remain liquid. The price at which securities may be sold, and the value of Shares, can be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Financial markets, domestic and foreign, have at times experienced unusually high volatility. Continuing events and market turbulence may adversely affect Fund performance.

Cyber Security Risk. Investment companies and their service providers face operational and information-security risks from cyber incidents. Cyber events include, among other things, data theft or corruption, denial-of-service attacks, unauthorized release of confidential information, and other breaches. Cyber incidents affecting a Fund or the Adviser, custodian, transfer agent, intermediaries, or other third-party service providers may, among other effects, disrupt the processing of shareholder transactions, impair a Fund’s ability to calculate its NAV, cause the release of private shareholder or issuer information, impede trading, result in regulatory fines or financial losses, and damage reputation. A Fund may also incur additional costs for cybersecurity risk management. Similar risks affect issuers in which a Fund invests and could have material adverse consequences for such issuers, potentially reducing the value of the Fund’s investments.

DESCRIPTION OF PERMITTED INVESTMENTS

The following describes the investments and techniques the Fund may use, and the related risks. The Fund will employ any investment or practice below only if it is consistent with the Fund’s investment objective and permitted by the Fund’s stated policies. Some items discussed in this SAI are not principal strategies, as disclosed in the Prospectus; while the Fund is permitted to use them, it is not required to do so.

Derivatives Used by the Fund

The Fund may use total return swaps and other derivatives consistent with its investment objective and the policies described in the Prospectus. The contemplated swaps provide one-for-one economic exposure to the equity securities or equity value of MANGOS Companies.

•   Swap Agreements. The Fund may enter into bilateral, cash-settled total return swaps with approved counterparties. The total-return leg reflects changes in the agreed reference value and applicable distributions or adjustments, and the Fund pays the agreed financing charges and fees. Swaps are generally documented under an ISDA Master Agreement, a Credit Support Annex and transaction-specific confirmations. The Fund relies on the counterparty to perform its payment and collateral obligations.

•   Private-Company Reference Pricing. A swap may use reference prices derived from perpetual futures contracts referencing a private MANGOS Company. The Fund holds the swap and does not itself hold those perpetual futures contracts or post collateral to their venues under this strategy. The counterparty selects and applies reference pricing under the governing terms, and the Adviser may independently review the pricing inputs and investigate discrepancies. Alternative perpetual futures venues or private-share secondary-market transaction data may be used as permitted by those terms. The Prospectus describes the pricing methodology and treatment following an IPO.

•   Collateral and Cash Settlement. The Fund may post or receive collateral under the applicable swap agreements. Collateral requirements and changes in swap values can create cash demands. Collateral mitigates counterparty exposure but does not eliminate default or recovery risk. Cash settlement involves payment of the net contractual amount, which may be owed by or to the Fund; it does not represent payment of the swap’s full notional amount.

•   Position Adjustments and Termination. The Adviser may seek increases in swap exposure, subject to counterparty agreement and capacity, or exercise contractual rights to reduce or terminate exposure. Notice, valuation, financing costs, settlement and collateral-release provisions govern those transactions. Termination does not guarantee immediate receipt of cash. The Fund uses cash in lieu of swaps in creation and redemption baskets and may use available cash and liquid holdings while settlement proceeds are pending.

•   Risk Management and Liquidity. The Fund’s swaps are subject to its valuation, liquidity and derivatives risk management procedures, including the applicable requirements of Rule 18f-4. The Derivatives Risk Manager oversees applicable risk testing, escalation and Board reporting. Private-company swaps are initially expected to be illiquid but may subsequently be classified as highly liquid, moderately liquid or less liquid when supported by current, documented evidence under Rule 22e-4. Illiquid swap asset values count toward the 15% illiquid-investment limit. See “Derivatives and Counterparty Risk” and “Illiquid Investments and Restricted Securities” below and the related Prospectus disclosures.

Special Purpose Vehicle Interests

The Fund may obtain exposure to privately held MANGOS Companies through passive, non-controlling interests in unaffiliated special purpose vehicles (SPVs) that hold private-company securities, as an alternative or complement to total return swaps. The Fund will not create or sponsor an SPV or act as its general partner or managing member. An SPV interest provides indirect exposure; the Fund generally depends on the SPV sponsor or manager to exercise rights relating to the underlying securities. The Adviser reviews the ownership chain, underlying holdings, economic rights, fees, restrictions and available valuation information before investing. Only the portion attributable to a MANGOS Company counts toward the Fund’s 80% investment policy.

SPV interests may be subject to transfer restrictions, required consents, lock-ups and uncertain redemption or distribution timing. An IPO of the underlying company does not assure a cash exit or unrestricted transfer of the SPV interest. The Fund initially classifies SPV interests as illiquid under Rule 22e-4; their full fair value counts toward the 15% illiquid-investment limit while so classified. Classifications are reviewed under the Fund’s liquidity risk management program. The Fund uses cash in lieu of SPV interests in creation and redemption baskets.

The Fund will invest only in SPVs that charge no ongoing management fee, performance allocation, carried interest or incentive allocation. A one-time acquisition fee or commission may apply. SPV interests remain subject to the diligence, valuation, fee and investment restrictions described under “Special Purpose Vehicles and Private Investments” and “SPV Liquidity and Portfolio Reporting” in the Prospectus. See also “SPV and Private Investment Risk” and “Illiquid Investments and Restricted Securities” in this SAI.

Borrowing

Although the Funds do not expect to borrow, each may do so to the extent allowed by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. Any borrowing is expected to be for short-term or emergency purposes, not for investment, and would be repaid promptly. Borrowing magnifies the effect on NAV of changes in the market value of the Fund's holdings. Amounts borrowed bear interest (which may or may not be offset by earnings on purchased securities), and maintaining a credit facility may involve minimum balances, commitment fees, or other costs that increase the effective cost of borrowing.

Equity Securities

Equity securities (for example, common stock) are subject to stock-market risk and may fluctuate significantly as market conditions, investor sentiment, or an issuer's financial position change. Declines in the value of equity holdings may cause the Fund's Shares to fall in value.

An investment in the Fund entails the risks inherent in equity ownership, including the risk that issuer fundamentals deteriorate or that broad market conditions weaken, either of which can reduce the value of portfolio securities and, in turn, the value of Shares. Equity prices can be volatile as investor expectations shift with respect to government, economic, monetary, and fiscal policies; inflation and interest rates; business cycles; and global or regional political, economic, or banking stresses.

Types of Equity Securities:

Common Stocks

Common stock represents an ownership interest in an issuer, typically with voting rights and the potential to receive dividends. Unlike preferred stock, dividends on common stock are not fixed and are declared at the discretion of the issuer's board of directors.

Holders of common stock generally take on more risk than holders of preferred stock or debt because common shareholders stand behind creditors and preferred shareholders in the issuer's capital structure. Common stock has neither a stated principal amount nor a maturity date and remains subject to market fluctuations as long as it is outstanding.

Preferred Stocks

Preferred stock represents an ownership interest that typically has priority over common stock for dividends and liquidation proceeds but is junior to the issuer's liabilities. Preferred stock generally has no voting rights. Varieties include adjustable-rate, fixed-dividend, perpetual, and sinking-fund preferred stock.

In general, market values of fixed-rate, non-convertible preferred stock move inversely with interest rates and with changes in perceived credit quality.

Rights and Warrants

Rights give existing shareholders the privilege to subscribe to a new issue of common stock, usually for a short period (often two to four weeks) at a discount to the public offering price; rights are typically transferable. Warrants are long-dated options, often issued with debt or preferred stock, that allow the holder to purchase common shares at a specified price; warrants are usually transferable and may trade on exchanges.

Rights and warrants may involve greater risk than direct investment in the underlying securities. They typically do not convey voting rights, dividends, or ownership in the issuer's assets; their values may not track the underlying securities; and they can expire worthless if not exercised by their expiration dates. Using rights or warrants can increase potential gains and losses compared to investing the same amount directly in the underlying stock.

When-Issued Securities

A when-issued security has defined terms and an active market but has not yet been issued. In such transactions the Fund relies on the counterparty to deliver. If delivery does not occur, the Fund may miss an opportunity to acquire the security at an attractive price or yield.

Purchasing when-issued securities exposes the Fund to ownership-like risks prior to settlement, including price and yield changes. By settlement, the market value may be higher or lower than the agreed purchase price, and prevailing yields may differ from those available when the trade was executed. Because payment is deferred until delivery, these risks are in addition to the risks of the Fund's other investments.

SEC Rule 18f-4 under the 1940 Act (the "Derivatives Rule") permits investments on a when-issued, forward-settling, or non-standard settlement basis notwithstanding Section 18's senior-security restrictions, provided the Fund intends to physically settle and settlement will occur within 35 days of the trade date (the "Delayed-Settlement Securities" provision). Transactions that do not meet that provision are treated as derivatives under Rule 18f-4.

Short Sales

A Fund may engage in short sales of securities it does not own (and, in some cases, short sales against-the-box, i.e., short sales of stocks it does own). In a short sale, the Fund borrows the security, sells it, and later seeks to purchase the same security to return to the lender. Short sales involve the risk that the borrowed security increases in price before the position is closed, which would result in a loss. The Fund can also be required to close a short position earlier than desired (for example, if the lender recalls the security or borrowing costs rise), which may cause a loss. Because the price of the borrowed security may increase indefinitely, such losses are theoretically uncapped.

Short sales require the Fund to pledge liquid assets and to post margin with the broker. While the short position is open, the Fund generally will pay borrowing fees and any amounts equal to dividends or interest that accrue on the borrowed security. These amounts reduce the return on the position and can create a negative cost of carry. Any payments in lieu of dividends on short positions generally are not qualified dividend income.

For purposes of Rule 18f-4 under the 1940 Act, short sales are treated as derivatives transactions and are subject to the Fund's derivatives risk management program and value-at-risk limits. Short sales also involve counterparty, liquidity, and operational risks, including the risk of buy-in if the broker cannot continue to borrow the security.

Investment Company Securities

The Funds may invest in other investment companies, including money market funds and ETFs, subject to Section 12(d)(1) of the 1940 Act and related rules. Investing through another pooled vehicle exposes the Funds to that vehicle's risks. Fund shareholders will indirectly bear their proportionate share of the acquired fund's fees and expenses (including advisory fees), in addition to fees and expenses the Funds bear directly.

Under Section 12(d)(1), immediately after purchase a Fund may not: (1) own more than 3% of the acquired company's outstanding voting stock; (2) invest in the acquired company's securities with an aggregate value exceeding 5% of the Fund's total assets; or (3) invest in the securities of the acquired company and all other investment companies in excess of 10% of the Fund's total assets. To the extent permitted by law or regulation, a Fund may invest in money market funds beyond these limits.

Registered funds may invest in other investment companies beyond Section 12(d)(1) limits if certain conditions are met. A Fund may rely on Rule 12d1-4, which provides an exemption allowing investments in other registered funds, including ETFs, subject to conditions (for example, the Fund and its advisory group may not control, individually or in the aggregate, an acquired fund, generally meaning ownership of no more than 25% of the voting securities of a registered open-end fund).

A Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-3, which provide an exemption permitting investment in other registered funds (including ETFs) if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund; and (2) sales loads on Shares do not exceed FINRA Rule 2830 limits.

A Fund may invest in exchange-traded funds for cash management, cash equitization, during portfolio transitions, or to facilitate investment operations.

Money Market Funds

The Funds may invest in underlying money market funds that seek to maintain a stable $1 NAV ("stable NAV" funds) or whose share prices fluctuate ("variable NAV" funds). Investments in stable NAV funds can still lose value. Variable NAV funds can be worth more or less than a Fund paid when sold. Neither type is designed to provide capital appreciation. Certain money market funds may impose liquidity fees on redemptions. A money market fund may suspend redemptions in connection with liquidation as permitted by applicable SEC rules. Shares of money market funds are not insured or guaranteed by the U.S. government or any government agency, and there is no assurance that a money market fund will maintain a stable price.

Other Short-Term Instruments

For liquidity or other purposes, the Funds may hold short-term instruments on an ongoing basis, including but not limited to: (1) shares of money market funds; (2) obligations of the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits, and other obligations of U.S. and non-U.S. banks (including foreign branches) and any similar institutions; (4) commercial paper rated Prime-1 by Moody's Investors Service or A-1 by S&P Global Ratings, or of comparable quality if unrated as determined by the Adviser; (5) non-convertible corporate debt with remaining maturities of 397 days or less that meets Rule 2a-7 rating criteria; and (6) short-term, U.S. dollar-denominated obligations of non-U.S. banks (including their U.S. branches) that, in the Adviser's opinion, are of comparable quality to eligible U.S. bank obligations. Such instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable bank deposits for a stated period and rate. Bankers' acceptances are time drafts drawn on banks, typically in international trade.

Forward-settling short-term instruments that do not settle within 35 days, or that otherwise use a non-standard settlement cycle, may be treated as derivatives under Rule 18f-4.

Securities Lending

If approved by the Board, a Fund may lend portfolio securities to qualified borrowers. Borrowers must provide collateral at least equal to the current value of the loaned securities and maintain such collateral while the loan is outstanding. The Fund may recall a securities loan at any time and recall the securities. The Fund will receive the value of any interest or cash/non-cash distributions on loaned securities; substitute payments in lieu of dividends generally do not qualify as qualified dividend income.

For cash-collateralized loans, the borrower typically receives a fee based on the cash collateral; the Fund seeks to earn more on reinvested cash collateral than it pays to the borrower. For non-cash collateral, the borrower pays the Fund a fee based on the value of securities on loan. Cash collateral may be reinvested in short-term instruments, either directly or through joint accounts or money market funds, which may be managed by the Adviser.

The Fund may share a portion of lending income with borrowers as described above and with one or more lending agents approved by the Board. Lending agents administer the program under Board-approved guidelines, including delivering and recalling securities, obtaining and maintaining collateral, monitoring collateral and loan values daily, requesting collateral adjustments, and providing recordkeeping and accounting.

While securities are on loan, the Fund generally does not have the right to vote those securities. The Fund may recall securities on loan in order to vote if the Adviser determines that a particular vote is expected to have a material effect on the Fund and that recalling the securities is in the best interests of shareholders.

Securities lending involves risks, including operational risk (settlement or accounting issues), "gap" risk (a mismatch between returns on collateral reinvestment and fees owed to the borrower), and credit, legal, counterparty, and market risks. If a borrower fails to return securities, the Fund could incur a loss if collateral liquidation proceeds do not at least equal the value of the loaned securities plus costs to purchase replacements.

Tax Risks

You should consider the tax treatment of an investment in Shares. The tax information in the Prospectus and this SAI is general in nature. Consult your tax adviser about the federal, state, local, and non-U.S. tax consequences of investing in Shares.

Unless Shares are held through a tax-deferred or other tax-advantaged account (such as an individual retirement account), you should consider potential tax consequences when the Fund makes distributions or when you sell Shares.

Use of derivatives and short-term instruments may affect the timing, amount, and character of the Fund's income and gains. Certain derivatives may be subject to special tax rules (including, without limitation, the mark-to-market rules for section 1256 contracts, the straddle rules, and wash sale rules). These rules can cause income to be recognized without a corresponding receipt of cash, can accelerate or defer recognition of income or loss, and can convert long-term capital gains into short-term capital gains. The Fund intends to monitor its investments and to structure its activities to qualify each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code.

Temporary Defensive Strategies

Under normal market conditions, the Fund seeks to remain fully invested in accordance with its principal strategy. In unusual circumstances, the Fund may temporarily invest a significant portion of its assets in cash, cash equivalents, money market instruments, or short-term, high-quality fixed income securities. While such a temporary defensive position is held, the Fund may not achieve its investment objective.

Cash Creation and Redemption Risk. The Fund may effect creations and redemptions partly or wholly for cash rather than in kind. As a result, a Fund may incur certain costs, such as brokerage expenses, and may recognize taxable gains or losses that it might not have incurred if it had made redemptions in kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by transaction fees charged to authorized participants. Cash transactions may also reduce the tax efficiency of a Fund compared to in-kind transactions.

Concentration and Single Issuer Risk. The Fund invests a significant portion of its assets in six specified issuers. Meta, Nvidia, and Google are mega-capitalization companies; Anthropic and OpenAI are privately held; and SpaceX operates aerospace, satellite communications, artificial-intelligence, and social-media businesses. Negative developments affecting any MANGOS Company may have a disproportionate effect on the Fund's performance and volatility.

Concentration Risk. The Fund will concentrate its investments in the group of related industries in which the MANGOS Companies operate, as described under 'Principal Investment Strategies for the Fund'. For purposes of applying this policy, exposure obtained through an SPV or derivative will be treated as an investment in the underlying MANGOS Company. Because the Fund concentrates in this group of related industries, developments affecting these industries may affect the Fund more than a fund invested across a broader range of unrelated industries.

Derivatives and Counterparty Risk. Derivatives, including total return swaps, may expose the Fund to risks different from, and in some cases greater than, those associated with direct investments, including counterparty, correlation, liquidity, valuation, leverage, collateral, and operational risks. A counterparty may fail to perform or become insolvent, and a derivative may perform differently than expected. A cash-settled swap referencing Anthropic or OpenAI would be expected to be a bespoke, bilateral, over-the-counter contract without exchange trading, central clearing, or an observable active secondary market. The Fund expects initially to classify private-company swaps as illiquid but may subsequently classify a swap as highly liquid, moderately liquid or less liquid when supported by current, documented evidence under Rule 22e-4. Classifications will be reviewed under the Fund’s liquidity risk management program based on current, documented evidence, including contractual termination rights and settlement terms. The assessment will consider termination and partial-reduction rights, reasonably anticipated trading sizes, market depth, price impact, settlement and collateral release, applying the rule's disposition and cash-conversion timeframes. The governing agreement provides the Fund with a right to terminate swaps in whole or in part by notice, subject to applicable valuation and settlement provisions. The counterparty or another valuation agent may determine an unwind price under the agreement, and that price may be difficult to verify. Calculation-agent discretion may create conflicts of interest. These features may delay an exit or result in a value materially different from the Fund's valuation. To the extent an illiquid private-company swap is an asset, its value will be included with SPV interests classified as illiquid and other illiquid investments that are assets in applying the Fund's 15% limit. The use of derivatives may also increase portfolio turnover and taxable events.

ETF Risks. The Fund is an exchange-traded fund ("ETF") and is subject to risks associated with ETF structure and secondary-market trading. These include potential reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations described below.

• AP and Market Maker Dependence Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or "AP"). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

• Costs of Buying or Selling Shares. Investors who trade Shares in the secondary market will pay brokerage commissions or other charges set by their broker. Commissions are often fixed amounts and can be a significant proportional cost for investors transacting in small sizes. Secondary-market investors also bear the bid-ask spread. The spread varies over time with trading volume and market liquidity; generally narrower when trading volume and liquidity are higher and wider when they are lower. A relatively small investor base, sizable asset flows into or out of a Fund, and/or periods of elevated market volatility may widen spreads. Because commissions and spreads add to trading costs, frequent trading of Shares can materially reduce returns and may be inadvisable for investors who expect to make regular, small purchases or sales.

• Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares trade on an exchange at market prices that may differ from a Fund's NAV. At times, Shares may trade at an intraday premium (above NAV) or discount (below NAV) due to supply and demand for Shares or during volatile markets. This risk can be heightened in periods of market stress, sharp market declines, or when secondary-market trading activity in Shares is limited, in which case premiums or discounts may be significant.

• Trading. Although Shares are listed for trading on Cboe BZX Exchange (the "Exchange") and may trade on other U.S. exchanges, there is no assurance that Shares will trade with active volume, or trade at all, on any exchange. In stressed market conditions, the liquidity of Shares and the liquidity of a Fund's portfolio holdings may deteriorate.

Emerging Market Issuers Risk. Certain countries in which the Funds’ portfolio companies are headquartered or have significant operations, including Taiwan and South Korea, may be classified as emerging market countries by certain index providers and market participants. Emerging market issuers are subject to heightened risks compared to issuers in developed markets, including greater political and economic instability, less established legal and regulatory frameworks, less liquid and more volatile securities markets, limitations on foreign ownership or investment, difficulties enforcing contractual obligations, and risks associated with currency exchange rate fluctuations. Even when such issuers are listed on U.S. exchanges, the underlying business operations remain subject to these emerging market risks.

Export Controls, Sanctions, and Restricted Market Risk. Nvidia and SpaceX may be subject to export controls, sanctions regimes, national security restrictions, or other limitations on cross-border sales, technology transfer, financing, and counterparties. Changes in sanctions or other restrictions, or allegations of non-compliance, can result in penalties, reputational harm, and reduced investor or customer confidence. In extreme cases, sanctions-related restrictions could result in the Fund being unable to sell an affected investment, potentially resulting in a complete loss of the Fund's investment in that security.

Technology Change, Innovation, and Competitive Dynamics Risk. The MANGOS Companies operate in rapidly evolving technology and innovation industries and may face intense competition, rapid product or service obsolescence, frequent changes in technology, standards, and customer preferences, and the need for ongoing research and development. These companies may have business models that depend on successful commercialization of new technologies, timely product launches, and broad adoption. Competitive pressures, platform consolidation, and dependence on key personnel and talent may adversely affect market share, pricing, margins, and growth prospects for the MANGOS Companies.

Operational and Cybersecurity Risk. The Fund and its service providers rely on complex processes and technology, including for trading, valuation, index data, shareholder recordkeeping, and the creation/redemption process. Human error, processing or communication failures, cyber incidents, or disruptions at third-party providers (including pricing services, custodians, and intermediaries) could impair operations, cause financial loss, delay NAV calculation, or hinder a Fund’s ability to achieve its objective.

SPV and Private Investment Risk. The Fund may obtain exposure to Anthropic or OpenAI through passive interests in one or more unaffiliated special purpose vehicles (each, an "SPV"). An SPV interest is not a direct investment in the applicable private company. The Fund generally will have no direct voting, information, inspection, consent, enforcement, or other rights with respect to the private company or its securities and instead will depend on the SPV sponsor or manager to exercise any such rights and to acquire, hold, administer, value, and dispose of the underlying investment. The SPV sponsor or manager may have conflicts of interest, may allocate opportunities among clients or vehicles, may engage in related-party transactions, and may have incentives that differ from those of the Fund. The Fund may receive limited, delayed, incomplete, or inaccurate information concerning the SPV or the underlying company, which may impair the Adviser's ability to monitor the exposure and the Fund's ability to value the SPV interest. An SPV may hold common stock, preferred stock, an interest in another vehicle, cash, or a combination of assets, and the Fund's economic rights may differ materially from direct ownership of the underlying company's securities because of SPV-level fees and expenses, taxes, liabilities, leverage, reserves, distribution waterfalls, senior or junior claims, and other terms. The SPV's ability to acquire, hold, or transfer the underlying private-company securities, and the Fund's ability to acquire, redeem, or transfer its SPV interest, may be subject to issuer or sponsor consent, rights of first refusal, lock-ups, limitations on eligible transferees, prohibitions on assignment, withdrawal or redemption restrictions, securities-law restrictions, or other contractual or legal limitations. The SPV's title to the underlying securities, its authority to convey the related economic exposure, or compliance with required consents, waivers, or transfer procedures could be challenged or prove defective; the Adviser’s diligence may not identify every defect, adverse claim, or limitation. These restrictions and uncertainties may prevent or delay a sale, redemption, distribution, or other realization event; require a sale at a substantial discount; reduce or eliminate expected distributions or gains; or cause the Fund to lose some or all of its intended exposure. Distributions are not assured and may be delayed, reduced, subject to conditions, or made in cash, restricted securities, another illiquid interest, or other property. The occurrence and timing of an initial public offering, tender offer, acquisition, sponsor-led transaction, or other liquidity event are uncertain, and such an event may not provide the Fund with a cash exit. SPV interests generally will have no active trading market, will initially be classified as illiquid, may be difficult to transfer or sell within seven calendar days without significantly changing their market value, and will be subject to the Fund's 15% limit on illiquid investments. Their fair values may rely on unobservable inputs, stale or incomplete information, negotiated prices, and substantial judgment and therefore may differ materially from the amounts ultimately realized. The Adviser will monitor available financial statements, ownership and position information, notices, amendments, transfers, corporate actions, distributions, and other material developments, but information and contractual rights may remain insufficient to prevent or mitigate these risks.

Limited Shareholder Rights Risk. The Trust is organized as a Delaware statutory trust and is governed by a Declaration of Trust that includes provisions that may limit certain shareholder rights. The Trust is not required to hold annual meetings of shareholders. The Board of Trustees may, without shareholder approval, liquidate a Fund, change its investment objective, merge or consolidate the Trust or any series with another entity, or take certain other actions that might otherwise require shareholder approval under state law. The Declaration of Trust contains a waiver of jury trial provision. The Declaration of Trust designates the courts of the State of Delaware as the exclusive forum for certain types of actions, provided that this provision does not apply to claims arising under the federal securities laws. The Declaration of Trust also establishes procedures for, and limitations on, shareholders' ability to bring derivative and direct actions, provided that the limitations set forth in paragraphs (b), (d), (e), and (f) of Article VI, Section 4 do not apply to claims arising under the federal securities laws. These provisions may discourage lawsuits and limit remedies available to shareholders.

Active Management Risk. The Fund is actively managed and does not seek to track the performance of an index. The Adviser’s judgments about security selection, portfolio construction, and risk management may prove incorrect, and a Fund’s investments may not perform as expected. In addition, the Funds’ thematic approach requires the Adviser to make judgments about whether an issuer is meaningfully related to a Fund’s theme, and those judgments may be incorrect or change over time. A Fund may underperform other funds that pursue similar investment strategies, its benchmark, or the broader equity markets.

Brokerage Commissions and Bid-Ask Spread Risk. Investors who buy or sell shares pay brokerage commissions and bear bid-ask spreads. These costs may increase when markets are volatile or when the Shares trade in lower volumes and can materially reduce returns for investors, especially for frequent traders or smaller transactions.

Capitalization Risk. The Funds may invest in companies of any market capitalization. Securities of smaller or less seasoned companies may be more volatile, may have more limited product lines, markets and financial resources, and may trade less frequently than securities of larger companies. Conversely, securities of very large companies may be subject to valuation risk, may be more susceptible to regulatory or political scrutiny, and may underperform smaller companies or the broader equity markets for extended periods.

Equity Market Risk. Common stocks generally carry more risk than preferred stock or debt because common shareholders are lower in the capital structure. Equity holdings may experience significant price volatility such as sharp, unexpected declines or extended downturns due to broad market conditions or developments specific to an issuer, industry, or sector held by the Fund.

Export Controls, Sanctions, and Restricted Market Risk. Certain issuers may be subject to export controls, sanctions regimes, national security restrictions, or other limitations on cross-border sales, technology transfer, financing, and counterparties. Compliance with these requirements can increase costs, constrain business opportunities, and limit the availability of suppliers, customers, banking relationships, or payment channels. Changes in sanctions or other restrictions, or allegations of non-compliance, can result in penalties, reputational harm, and reduced investor or customer confidence. In extreme cases, sanctions-related restrictions could result in the Fund being unable to sell an affected investment, potentially resulting in a complete loss of the Fund’s investment in that security.

Foreign Securities and Depositary Receipts Risk (including ADRs). Investments in non-U.S. companies, including companies listed on foreign securities exchanges and depositary receipts such as American Depositary Receipts (“ADRs”), may involve additional risks compared to investments in U.S. issuers. These risks may include differences in accounting, auditing, and financial reporting standards; less publicly available information; different regulatory regimes and investor protections; higher transaction and custody costs; settlement and market structure differences; and potential liquidity constraints. Non-U.S. investments may be affected by political, social, and economic developments, nationalization or expropriation, confiscatory taxation, and changes in laws or regulations (including sanctions or capital controls) that may limit a Fund’s ability to buy or sell investments or repatriate proceeds. Depositary receipts may be less liquid than the underlying securities and may be subject to fees, withholding taxes, or other costs and risks that may reduce returns.

Key Personnel and Talent Risk. Companies in these innovation-driven industries often depend on highly skilled personnel and face intense competition to hire and retain qualified employees. The loss of key personnel, difficulty recruiting or retaining talent, wage inflation, or constraints in access to specialized labor may impair a company’s ability to innovate, maintain product quality, respond to evolving threats, or execute its strategy, which may adversely affect revenues, profitability, and the value of the company’s securities.

Liquidity and Valuation Risk. Securities of smaller issuers may trade less frequently or in smaller volumes. During periods of market stress, liquidity can decline and prices can become more volatile, which may increase the Fund’s transaction costs and make portfolio management more difficult. When market quotations are not readily available or are considered unreliable, the Fund may have fair value securities, and such values may differ materially from realized values.

New Adviser Risk. The Adviser has limited experience managing a registered fund. The Adviser’s investment and operational processes may evolve, and the Adviser may not succeed in implementing the strategy as intended or achieving the Fund’s investment objective. In addition, investors have limited ability to evaluate the Adviser’s registered-fund track record, and the Adviser’s relative inexperience may limit its effectiveness. The Fund’s success may depend on the Adviser’s ability to build and maintain appropriate portfolio management, trading, compliance, and operational infrastructure and to work effectively with key service providers; there can be no assurance these efforts will be successful.

New Fund Risk. The Fund is newly organized and has limited operating history. As a new fund, a Fund may not attract sufficient assets to achieve and maintain an economically viable size, and it may be more likely to liquidate than a fund with a longer operating history and larger asset base. Liquidation may occur at a time that is disadvantageous to shareholders.

Non-Diversified Fund Risk. The Fund is non-diversified, which means it may invest a larger percentage of its assets in the securities of a smaller number of issuers or obtain exposure through a smaller number of counterparties than a diversified fund. As a result, a Fund may be more susceptible to a single economic, market, political, or regulatory occurrence, or to a decline in the financial condition of an issuer or counterparty, and such an event may have a disproportionately negative impact on the Fund.

Semiconductor, Capital Equipment, and Capex Cyclicality Risk. Nvidia is exposed to semiconductor markets that can be cyclical and are sensitive to end-demand, inventory cycles, and customer capital spending. Order cancellations or deferrals, pricing pressure, and rapid shifts in technology roadmaps may adversely affect revenues and margins for issuers in photonics, lithography, metrology, and related supply chains. These industries may also face customer concentration, long lead times, and heightened sensitivity to export controls and geopolitical developments.

Supply Chain, Manufacturing, and Component Dependency Risk. Nvidia and SpaceX, and to a lesser extent Meta and Google through their hardware and data-center operations, depend on complex global supply chains, specialized components, contract manufacturing, and critical suppliers. Supply constraints, capacity bottlenecks, quality issues, single-source dependencies, labor shortages, geopolitical disruptions, tariffs, trade restrictions, shipping delays, or reliance on specific materials may delay production, reduce product availability, increase costs, and adversely affect revenues and profitability. Commodity price volatility for inputs such as lithium, copper, aluminum, steel, and rare earth elements may also create margin pressure.

Technology Change, Innovation, and Competitive Dynamics Risk. Companies operating in rapidly evolving technology and innovation industries may face intense competition, rapid product or service obsolescence, frequent changes in technology, standards, and customer preferences, and the need for ongoing research and development. These companies may have business models that depend on successful commercialization of new technologies, timely product launches, and broad adoption, each of which can be uncertain and can require significant capital. Competitive pressures, platform consolidation, and dependence on key personnel and talent may adversely affect market share, pricing, margins, and growth prospects for issuers held by these Funds.

Intellectual Property, Licensing, and Litigation Risk. Companies that own, monetize, or enforce intellectual property (“IP”) may be exposed to risks that expected licensing revenues do not materialize or are not sustained. Royalty streams may depend on a limited number of patents, licensees, products, or end-markets and may be affected by product cycles, technology substitution, workarounds, patent expiration, and competitive developments. IP rights may be challenged, narrowed, invalidated, or found unenforceable, and adverse outcomes in litigation, administrative proceedings, or negotiated settlements may reduce expected cash flows and valuations.

Indemnification, Warranty, and Contractual Liability Risk. Companies may enter into contracts that include indemnification obligations, warranties, service-level commitments, and performance guarantees, including obligations relating to intellectual property, cybersecurity incidents, data breaches, privacy compliance, and product performance or reliability. These provisions may require companies to defend claims, pay damages or settlements, or provide remediation. Equipment failures, warranty claims, or service execution issues may lead to litigation, contract disputes, or terminations. Indemnification and warranty exposure can be significant and difficult to predict and may adversely affect revenues, margins, and cash flows.

Detailed Industry Cyclicality and Fixed-Cost Operating Leverage Risk. Companies in these sectors are characterized by high fixed-cost structures and significant capital investment requirements, often utilizing substantial debt financing to acquire aircraft, vessels, locomotives, and other heavy infrastructure. This high degree of operating leverage means that modest reductions in revenue can lead to disproportionately large declines in profitability and cash flow. In periods of market stress, these companies may be unable to scale down operations or reduce fixed costs, which can result in financial distress, credit downgrades, or default. The global nature of these operations also exposes issuers to foreign exchange risk, as revenues are often earned in local currencies while major capital expenditures and fuel costs are denominated in U.S. dollars, which can create extreme volatility in share prices.

Illiquid Investments and Restricted Securities

Under Rule 22e-4, a Fund may not acquire any illiquid investment if, immediately after purchase, more than 15% of its net assets would be invested in illiquid investments. An “illiquid investment” is one a Fund reasonably expects it cannot sell or dispose of, under current market conditions, within seven calendar days without significantly changing the investment’s market value. The Fund maintains a liquidity risk management program and procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed on an ongoing basis. If a Fund’s holdings of illiquid investments exceed 15% of net assets because of market activity, liquidity changes, or other factors, the Fund will report the occurrence to the Board and will make determinations and take steps, consistent with Rule 22e-4 and Board-approved procedures, to reduce illiquid investments to or below 15% of net assets within a reasonable period.

The Fund may purchase restricted securities that may be resold to institutional investors and that, under a Fund’s liquidity program, may be determined not to be illiquid. Many such securities trade in the institutional market under Rule 144A of the Securities Act and are referred to as Rule 144A securities.

Illiquid investments generally involve more risk than comparable, readily marketable securities. They may trade at a discount, may be harder to sell at a fair price or in a timely manner, and may prevent a Fund from taking advantage of market opportunities. Risks are most acute when a Fund needs cash (for example, during periods of net redemptions), potentially necessitating borrowing or sales at unfavorable prices.

Illiquid investments are often privately placed and may not be listed or traded on established markets. They may not be freely transferable under applicable law or due to contractual resale restrictions. If privately placed securities can only be sold through private negotiations, the realized price may be below a Fund’s purchase price or below fair value. Issuers that are not public may be subject to less stringent disclosure and investor-protection requirements. If registration is required before resale, a Fund may bear those costs. Private placements may involve smaller, less seasoned issuers with limited product lines, markets, financial resources, or management depth, and a Fund may receive material non-public information that can restrict trading.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed for a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of: (1) 67% or more of the voting securities present (if holders of more than 50% of the outstanding voting securities are present or represented by proxy); or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities of a Fund, the Fund may not:

Borrow money or issue senior securities, as that term is defined in the 1940 Act, except as permitted by Section 18 of the 1940 Act. Under Section 18, a Fund may borrow money from banks provided the Fund maintains at least 300% asset coverage (i.e., borrowings do not exceed one-third of total assets, including the borrowed amount). Certain transactions that may technically constitute senior securities, including derivative instruments (e.g., futures, options, and swaps), reverse repurchase agreements, short sales, and when-issued or delayed-delivery purchases, are permitted to the extent the Fund complies with applicable SEC rules and guidance, including Rule 18f-4 under the 1940 Act (governing the use of derivatives).

Make loans, except to the extent permitted under the 1940 Act.

Purchase or sell real estate, except when obtained through ownership of securities or other instruments and only to the extent allowed by the 1940 Act. This does not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.

Purchase or sell commodities, except when exposure arises incidentally through other instruments and only as permitted by the 1940 Act. This does not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter as that term is defined in Section 2(a)(11) of the Securities Act of 1933. A Fund does not act as an underwriter in the traditional sense. However, when a Fund sells restricted securities or participates in a public offering of securities it holds, it may technically be considered an underwriter under the Securities Act. The Fund may also be deemed an underwriter when acquiring securities directly from an issuer for investment purposes.

The Corgi MANGOS ETF may not concentrate its investments (that is, invest 25% or more of its total assets) in any industry or group of related industries, except that the Fund will concentrate its investments in the following group of related industries in which the MANGOS Companies operate: artificial-intelligence model development and software; semiconductor design and AI computing infrastructure; interactive media, social networking, and digital advertising; cloud computing; aerospace and launch services; and satellite-based communications and related space technologies. For purposes of applying this policy, exposure obtained through an SPV or derivative will be treated as an investment in the underlying MANGOS Company.

Non-Fundamental Investment Restrictions. The Fund has adopted the following non-fundamental investment policies, which may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice:

80% Investment Policy. The Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of the MANGOS Companies and in SPV interests, derivative instruments, and other financial instruments that provide economic exposure to the equity securities or equity value of a MANGOS Company. Derivative instruments are valued at notional value for purposes of the policy.

EXCHANGE LISTING AND TRADING

Shares of each fund are listed for trading and trade throughout the day on the Exchange.

The Exchange may halt trading in the Shares for reasons that, in the judgment of the Exchange, make trading inadvisable, including without limitation extraordinary market volatility; trading halts in securities, instruments, or financial indexes underlying the Fund’s portfolio; or the unavailability of key information such as an intraday indicative value.

There can be no assurance that the Fund will continue to meet the Exchange’s requirements necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove from listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event or condition exists that, in the opinion of the Exchange, makes continued listing imprudent. The Exchange will also delist the Shares upon the Fund’s termination.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any such changes would be implemented via stock splits or reverse stock splits.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. As with other mutual funds and ETFs, the day-to-day management and operations of the Trust are carried out by service providers to the Trust, including the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which is discussed elsewhere in this SAI. The Board has appointed certain senior personnel of the Administrator as officers of the Trust, with responsibility to monitor the Trust’s operations and report to the Board. For example, the Treasurer reports on financial reporting matters and the President reports on operational matters. In addition, the Adviser provides regular reports regarding the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and reports regularly to the Board on compliance matters. These reports are provided as part of formal Board meetings, typically held quarterly and often in person, during which the Board reviews recent operations. Between formal meetings, members of the Board may also meet with management in less formal settings to discuss Trust matters. The role of the Board, and of each Trustee, is one of oversight rather than day-to-day management; this oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

As part of its oversight function, the Board receives and reviews a variety of different risk management reports and discusses risk matters with appropriate management and other personnel. Because risk management encompasses many elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational and business continuity risks), oversight of different categories of risk is handled in different ways. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks, and the Audit Committee meets with the Trust’s independent registered public accounting firm regarding, among other things, the internal control structure of the Trust’s financial reporting function.

Members of the Board.

The Board is composed of five members, three of whom are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). Nicolas S. Laqua serves as Chair of the Board and is an interested person of the Trust. The Board includes a majority (60%) of Independent Trustees.

The Board believes its current leadership structure is appropriate for the Trust. A Lead Independent Trustee acts as the primary liaison between the Independent Trustees and management; Conor M. Murray currently serves as Lead Independent Trustee. The Board further believes this structure supports effective oversight and facilitates the efficient flow of information from Fund management to the Independent Trustees.

Additional information about each Trustee appears below. Unless otherwise noted, the address of each Trustee is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Principal Occupation(s) During Past 5 Years
Independent Trustees(3)

Conor M. Murray (Born: 1983)	Lead Independent Trustee	Indefinite term; since 2025	207	Co-founder and Chief Executive Officer, OpenInvest (a J.P. Morgan company) (2015 to present).

Bryant C. Lee (Born: 1984)	Trustee	Indefinite term; since 2025	207

Chief Executive Officer and Co-founder, Vaero (Nov. 2022 to present); Co-founder and Strategic Advisor, Cognition IP (Sep. 2020 to Oct. 2022); Chief Executive Officer, Cognition IP (Jan. 2018 to Aug. 2020).

Jennifer X. Benson (Born: 1998)	Trustee	Indefinite term; since 2025	207	Partner, Leonis Capital (2022 to present); Researcher, OpenAI (2021 to 2022); Researcher, Epoch AI (2021); Research Fellow, Future of Humanity Institute, University of Oxford (2020).

Interested Trustees(4)

Nicolas S. Laqua (Born: 2000)	Chair; Interested Trustee	Indefinite term; since 2025	207

Chief Executive Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Executive Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

Emily Z. Yuan (Born: 2001)	Interested Trustee	Indefinite term; since 2025	207

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

(1)

Each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal, or retirement in accordance with Board policy. The Trustees have adopted a retirement policy of retirement at age 75.

(2)	"Fund Complex" refers to the series of Corgi ETF Trust I and any other registered investment companies advised by Corgi Strategies, LLC or its affiliates (together, the "Fund Complex").
(3)	"Independent Trustees" are Trustees who are not "interested persons" of the Trust under the 1940 Act.
(4)	Nicolas S. Laqua and Emily Z. Yuan are "interested persons" of the Trust due to their positions with the Trust and/or their affiliations with Corgi Strategies, LLC (the "Adviser").

Individual Trustee Qualifications.

The Board has determined that each Trustee brings skills, experience, and attributes that, in the aggregate, are appropriate for service on the Board given the Trust’s business and structure.

Conor M. Murray. The Board has concluded that Mr. Murray should serve as a Trustee because of his leadership founding and operating an investment-technology firm and his prior work building systematic investing, risk-control, and portfolio-analytics platforms. In roles including Co-founder and Chief Executive Officer of OpenInvest (a J.P. Morgan company), Technology Associate at Bridgewater Associates, and Analyst in Morgan Stanley’s Financial Sponsors M&A Group, he developed expertise in capital markets, portfolio construction and trading systems, data and enterprise technology, and operational oversight.

Bryant C. Lee. The Board has concluded that Mr. Lee should serve as a Trustee because of his operational, legal, and governance experience leading technology-enabled businesses and advising growth companies. As Chief Executive Officer and Co-founder of Vaero and previously as Co-founder/Chief Executive Officer and later Strategic Advisor at Cognition IP, with earlier service as a patent litigation attorney at Covington & Burling LLP, Mr. Lee brings experience in capital raising and budgeting, contract negotiation, intellectual-property strategy, regulatory and compliance oversight, and service-provider management.

Jennifer X. Benson. The Board has concluded that Ms. Benson should serve as a Trustee because of her investment and research experience in artificial intelligence and economics, including capital allocation and due diligence for early-stage technology companies. Ms. Benson serves as a Partner at Leonis Capital and previously conducted research at OpenAI and Epoch AI and served as a Research Fellow at the Future of Humanity Institute (Oxford); she has doctoral-level training at Columbia University focused on AI/ML and economics.

Nicolas S. Laqua. The Board has concluded that Mr. Laqua should serve as a Trustee because of his executive leadership and oversight in acquisitions, capital markets, insurance distribution, and software businesses. This includes service as Chief Executive Officer and Director at Corgi Insurance Services, Inc. and Basket Entertainment, Inc., and as a Director at Bangers Snacks, Inc., together with practical familiarity with regulated insurance operations as a director and chief executive of an insurance agency.

Emily Z. Yuan. The Board has concluded that Ms. Yuan should serve as a Trustee because of her operational leadership and oversight in acquisitions, capital markets, insurance, and software companies, including service as Chief Operations Officer and Director at Corgi Insurance Services, Inc. and Basket Entertainment, Inc., and as a Director at Bangers Snacks, Inc., together with technical training in computer science at Stanford University and her familiarity with regulatory requirements as a director of an insurance agency.

Principal Officers of the Trust

The officers of the Trust manage its day-to-day operations subject to Board oversight. Unless otherwise noted, the address of each officer is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Emily Z. Yuan (Born: 2001)	President and Principal Executive Officer	Indefinite term; since 2025

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

Carl Clements (Born: 1979)	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2026	Fund Accounting and ETF Specialist supporting Corgi Strategies, LLC (since 2026); Fund Accounting and ETF Specialist, Royal London Asset Management (prior thereto).
Daniel Kearns (Born: 1999)	Chief Compliance Officer	Indefinite term; since 2026	Chief Compliance Officer, Corgi Strategies, LLC (since 2026); Senior Paralegal, Global X Management Company LLC (2024 to 2026); Project Assistant, Sidley Austin LLP (2022 to 2024).
Isaac Hargett (Born: 2002)	Vice President	Indefinite term; since 2026	Chief Executive Officer and President, Corgi Strategies, LLC (since August 2026); Analyst, Deloitte Consulting (2024 to 2025); Student, Indiana University Kelley School of Business (2020 to 2024).
Matthew Wieneke (Born: 1987)	Vice President	Indefinite term; since 2026	Head of Trading, Corgi Strategies, LLC (since March 2026); Head of Trading, Kabouter Management, LLC (prior thereto).
Tony Aukett (Born: 1992)	Vice President	Indefinite term; since 2026

Fixed Income Portfolio Manager and Trader, Corgi Strategies, LLC (since 2026); Fixed Income Manager, MainStreet Investment Advisors (2023 to 2026); Manager of Fixed Income Trading, HighTower Advisors (prior thereto).

Damien Wiese (Born: 2004)	Vice President	Indefinite term; since 2026	Founding Software Engineer of Corgi Strategies, LLC (since 2025); student, Colby College (2022 to 2026).
Miles Braden (Born: 1995)	Secretary	Indefinite term; since 2026

Chief Operating Officer and Portfolio Manager, Corgi Strategies, LLC (since 2026); Strategic Advisor & Consultant, Cotham Partners (2023 to 2025); Corporate Strategy & Partnerships, Cavnue (2022 to 2023); Corporate Development, Ideanomics (2021 to 2022).

Anthony Crinieri (Born: 1999)	Assistant Secretary	Indefinite term; since 2026

Portfolio Manager, Corgi Strategies, LLC (since January 2026); Co-Founder, Fitted (2023 to 2024); Digital Asset Investment Analyst, VanEck (2023); Investment Analyst, Clearwater Digital Partners (2022 to 2023).

Board Committees.

The Board has established the following standing committees, each composed solely of Independent Trustees and operating under a Board-approved written charter.

Audit Committee. The Audit Committee is composed of Bryant C. Lee (Chair), Conor M. Murray, and Jennifer X. Benson. The Audit Committee oversees the Trust's accounting, financial reporting, and internal control processes; the quality and integrity of the Trust’s financial statements; and the qualifications, independence, and performance of the Trust's independent registered public accounting firm. Among other responsibilities, the Audit Committee pre-approves audit and permissible non-audit services for the Trust, reviews audit plans and results, and serves as a forum for communications among the independent auditors, management, and the Board regarding accounting and financial reporting matters. As of the date of this SAI, the Audit Committee met one time with respect to the Trust.

Qualified Legal Compliance Committee (“QLCC”). The Audit Committee also serves as the Trust's QLCC for purposes of the SEC's attorney conduct rules (17 C.F.R. Secs. 205.2(k), 205.3(c)). An attorney representing the Trust who becomes aware of evidence of a material violation by the Trust or by an officer, director, employee, or agent of the Trust may report such evidence to the QLCC as an alternative to the reporting process described in 17 C.F.R. Sec. 205.3(b). As of the date of this SAI, the QLCC has met one time with respect to the Trust.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of Jennifer X. Benson (Chair), Conor M. Murray, and Bryant C. Lee. The Committee identifies, evaluates, and recommends candidates for nomination to the Board as needed; oversees the Board's annual self-assessment; and reviews Trustee compensation. The Committee considers whether or not to consider shareholder-recommended nominees. The Committee meets as necessary, but at least annually. Because the Funds have not yet commenced operations, the Committee has not yet met as of the date of this SAI.

Trustee Ownership of Shares.

The Funds are required to show the dollar-amount ranges of each Trustee’s beneficial ownership of Shares of each Fund and of the Trust’s other series as of the end of the most recently completed calendar year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Conor M. Murray, Lead Independent Trustee	None	None
Bryant C. Lee, Trustee	None	None
Jennifer X. Benson, Trustee	None	None

Interested Trustees
Nicolas S. Laqua, Chair	Over $100,000	Over $100,000
Emily Z. Yuan, Trustee	$10,001-$50,000	$10,001-$50,000

As of December 31, 2025, none of the Independent Trustees or members of their immediate families owned securities, beneficially or of record, in the Adviser, the Distributor, or any of their affiliates. Accordingly, none of the Independent Trustees or their immediate family members had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor, or any of their affiliates.

Board Compensation.

Trustees will be reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attending meetings. The Trust has no pension or retirement plan. The table below details the amount of compensation the Interested Trustees and Independent Trustees indirectly received from the Fund and Fund Complex through the Adviser during the fiscal year ended December 31, 2026. Amounts exclude any expense reimbursements.

Name	Estimated Aggregate Compensation From the Funds	Estimated Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Nicolas S. Laqua	$0	$0
Emily Z. Yuan	$0	$0

Independent Trustees
Conor M. Murray	$0	$30,000
Bryant C. Lee	$0	$30,000
Jennifer X. Benson	$0	$30,000

(1)	Compensation is based on estimated amounts for the fiscal year ending December 31, 2026. Expense reimbursements, if any, are not included.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A "principal shareholder" means any person that owns, of record or beneficially, 5% or more of the outstanding Shares of a Fund. A “control person" means any shareholder that beneficially owns, directly or through controlled entities, more than 25% of the voting securities of a company, or otherwise acknowledges the existence of control. Shareholders with more than 25% of a Fund's voting securities may be able to determine the outcome of matters presented for shareholder vote. As of the date of this SAI, Corgi Strategies, LLC, located at 425 Bush St, Suite 500, San Francisco, CA 94104, owned 100% of the outstanding Shares of the Funds and therefore may be deemed to be a "control person" of the Funds for purposes of the 1940 Act.

CODES OF ETHICS

The Trust and Corgi Strategies, LLC (the "Adviser") have each adopted Codes of Ethics (the "Codes") pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Codes are intended to prevent affiliated persons of the Trust and the Adviser from engaging in fraudulent, deceptive or manipulative conduct in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the Codes).

Subject to preclearance and other restrictions, each Code permits personal securities transactions by personnel, including transactions insecurities that may also be purchased or held by a Fund. The distributor (the "Distributor") expects to rely on the principal underwriter exception in Rule 17j-1(c)(3) to the extent applicable (including where the Distributor is not affiliated with the Trust or the Adviser and no officer, director or general partner of the Distributor serves in such capacity with the Trust or the Adviser).

A copy of the Joint Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

There can be no assurance that the Codes will prevent all such conduct. Copies of the Codes may be reviewed at the SEC's website, www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated responsibility for voting proxies for portfolio securities to the Adviser, subject to Board oversight. Proxies are to be voted in the best interests of each Fund and its shareholders and in compliance with applicable law. The Adviser has adopted proxy voting policies and guidelines (the "Proxy Voting Policies"), which the Trust has approved for use when voting proxies on behalf of the Funds.

Generally, absent a conflict of interest, the Adviser will vote for routine matters (for example, the election of directors, ratification of auditors, and conforming amendments to organizational documents), and will evaluate non-routine and contested matters case-by-case. The Proxy Voting Policies address the identification of, and response to, material conflicts of interest.

The Trust's Chief Compliance Officer monitors the effectiveness of the Proxy Voting Policies.

When available, information regarding how a Fund voted proxies during the most recent 12-month period ended June 30 will be available (1) without charge upon request by email to contact@corgifunds.com, (2) on the Funds' website at www.corgiinvest.com and (3) on the SEC's website at www.sec.gov.

INVESTMENT ADVISER

Corgi Strategies, LLC, a Delaware limited liability company with its principal office at 425 Bush St, Suite 500, San Francisco, CA94104, serves as investment adviser to the Funds and is responsible for overall management of the Funds' business and day-to-day portfolio management, subject to the oversight of the Board. Corgi Strategies, LLC is registered as an Adviser with the SEC under the Investment Advisers Act of 1940.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the "Advisory Agreement"), the Adviser provides investment advice and portfolio management and arranges for necessary operational services, including, without limitation, transfer agency, custody, fund administration and fund accounting, and other services reasonably required for Fund operations. In exchange for a single unitary advisory fee, the Adviser has agreed to pay, from the fee, substantially all ordinary operating expenses of each Fund, except for the "Excluded Expenses" described in the Prospectus. The Fund pays the Adviser an annual unitary advisory fee, calculated daily and paid monthly based on the Fund's average daily net assets, at the following rates. The fee rates for each Fund are set forth in Schedule A to the Advisory Agreement and may be amended from time to time to add or remove Funds and/or adjust a Fund's fee, in each case upon approval in the manner required by Article 8 of the Advisory Agreement.

The Advisory Agreement will continue in effect for an initial two-year term for each Fund and, thereafter, from year to year if such continuance is approved at least annually (1) by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, and (2) by either the Board or a vote of a majority of the outstanding Shares of the relevant Fund. The Advisory Agreement will terminate automatically in the event of its assignment and may be terminated by the Trust or the Adviser upon 60 days' written notice.

The Adviser and its affiliates will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Advisory Agreement, except for losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Fund is new and, as of the date of this SAI, no advisory fees have been paid.

PORTFOLIO MANAGERS

The Fund is managed by Anthony Crinieri and Miles Braden, each a portfolio manager of the Adviser (each, a "Portfolio Manager").

Portfolio Manager Fund Ownership. The SEC requires disclosure of the dollar range of each Portfolio Manager's beneficial ownership of Shares of each Fund as of the end of the most recently completed fiscal year, using prescribed ranges. As of the date of this SAI, no Shares were owned by the Portfolio Managers.

Portfolio Manager Compensation. Portfolio managers receive a fixed base salary and an annual discretionary bonus. Bonus determinations consider the Adviser's overall revenues and profitability, the portfolio managers' responsibilities and contributions to the investment process, teamwork, risk management and compliance. Compensation is not based on the investment performance of any particular account, including the Funds. Portfolio managers may also be eligible for long-term incentive awards (e.g., membership units or profit interests) that vest over 4 years.

Conflicts of Interest. Managing multiple accounts (including other registered funds and separate accounts) may create potential conflicts of interest. For example, a Portfolio Manager may have an incentive to favor an account that pays a performance-based fee ora higher advisory fee; knowledge of Fund trades could be used for the benefit of other accounts; or investment opportunities could be allocated among accounts. The Adviser has policies and procedures designed to identify and mitigate such conflicts, including trade aggregation and allocation procedures intended to provide fair and equitable treatment over time.

THE DISTRIBUTOR

The Trust has entered into a distribution agreement (the "Distribution Agreement") with Paralel Distributors LLC (the "Distributor"), under which the Distributor will act as principal underwriter for the Funds and will distribute shares of the Funds ("Shares") on a best efforts basis. Shares are offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts smaller than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Acting as agent for the Trust, the Distributor will review and transmit orders for the purchase and redemption of Creation Units. Any subscription or order will not be binding on a Fund until accepted by the Trust or its designee. The Distributor is, or will be, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA.

The Distributor may enter into arrangements with securities dealers and other firms ("Soliciting Dealers") to solicit orders for Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as described in "Procedures for Purchase and Redemption of Creation Units" below) or participants in DTC.

The Distribution Agreement will remain in effect for an initial two-year term from its effective date and may continue from year to year thereafter if such continuance is approved annually (1) by the Board of Trustees (the "Board") or by a vote of a majority of the outstanding voting securities of the applicable Fund and (2) by a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, cast in person or as otherwise permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Distribution Agreement may be terminated without penalty by the Trust on 60 days' written notice, when authorized either by a majority vote of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days' written notice, and will terminate automatically in the event of its assignment. The Distribution Agreement limits the Distributor's liability to losses resulting from the Distributor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations thereunder.

The Funds are newly organized. As of the date of this SAI, no underwriting commissions have been incurred and the Distributor has not retained any amounts.

Intermediary Compensation. From its own resources and not from Fund assets, the Adviser or its affiliates may make payments to broker-dealers, banks, and other financial intermediaries ("Intermediaries") in connection with activities related to the Funds, including marketing, education, and training support (for example, conferences, webinars, or printed materials). These arrangements are not financed by the Funds, are not included in the fee and expense information in the Prospectus, and do not affect the price investors pay to buy Shares or the proceeds investors receive when selling Shares. Such payments may be significant to an Intermediary and may create conflicts of interest by incentivizing the Intermediary or its financial professionals to recommend the Funds over other investments. Investors should contact their advisers or other financial professionals for more information about any such compensation. Intermediary information is current only as of the date of this SAI. Any payments made by the Adviser or its affiliates may create an incentive for an Intermediary to encourage customers to purchase Shares.

Such compensation may be provided to Intermediaries that offer services to the Fund, including marketing and educational support (for example, through conferences, webinars, or printed materials). The Adviser will periodically review whether to continue these payments. Compensation to an Intermediary may be significant, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to them. Because Intermediaries may determine which investment options to make available or recommend, and what services to provide in connection with various products, based on the payments they receive or are eligible to receive, these arrangements create conflicts of interest between the Intermediary and its clients. For instance, such financial incentives may lead an Intermediary to recommend the Funds over other investments. The same conflict of interest may arise with respect to your adviser, broker, or other investment professional if they receive similar payments from their Intermediary firm.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for each Fund. No payments under the Plan are expected to be made during the twelve (12) months from the date of this SAI. Fees under the Plan may be imposed only after approval by the Board, including a majority of the Independent Trustees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or in any related agreements (the "Independent Trustees"). The Plan may be continued from year to year only if, at least annually, the Board, including a majority of the Independent Trustees, concludes that continuation of the Plan is likely to benefit shareholders. The Plan may be terminated at any time by a vote of the Board or by a vote of a majority of the outstanding voting securities of the applicable Fund.

The Plan requires quarterly written reports to be provided to the Board of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding voting securities of the applicable Fund. All material amendments of the Plan require approval by a majority of the Trustees of the Trust and a majority of the Independent Trustees.

Under the Plan, each Fund may pay the Distributor an annual fee of up to 0.25% of the Fund's average daily net assets. The Plan is characterized as a compensation plan because any distribution and/or shareholder servicing fee will be paid to the Distributor without regard to the Distributor's actual distribution expenses or payments to other financial intermediaries. The Trust intends to administer the Plan, if implemented, in accordance with its terms and applicable FINRA rules concerning sales charges.

Subject to applicable law and regulation, payments under the Plan may be used to finance any activity that is primarily intended to result in the sale of Creation Units of a Fund or to provide, or arrange for others to provide, shareholder services and the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering current Prospectuses, reports, notices, and similar materials to prospective purchasers of Creation Units; (2) advertising and other marketing or promotional services; (3) compensating others, including Authorized Participants with whom the Distributor has written agreements, for providing shareholder servicing on behalf of a Fund; (4) compensating certain Authorized Participants for assistance in distributing Creation Units, including related travel and communication expenses and the salaries and/or commissions of sales personnel; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment advisers, broker-dealers, mutual fund supermarkets, and affiliates of the Trust's service providers as compensation for services or reimbursement of expenses related to distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to such beneficial owners (for example, responding to inquiries related to shareholder accounts); and (7) such other services and obligations as may be set forth in the Distribution Agreement.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Administrator") serves as administrator and fund accountant to the Trust and the Funds. The Administrator is located at 777 E. Wisconsin Ave, Milwaukee, Wisconsin 53202. Under an administration agreement between the Trust and the Administrator, the Administrator provides administrative, accounting, and related services to the Trust and the Funds, which may include calculation of net asset value, preparation of financial statements and other regulatory filings, tax and financial reporting support, compliance and governance support, and coordination of service providers. Subject to Board oversight, the Administrator may provide individuals to serve as officers of the Trust.

As compensation for its services, the Administrator is entitled to fees as set forth in the administration agreement, as well as reimbursement of reasonable out-of-pocket expenses. The Funds are new, and the Administrator has not received any fees from the Funds as of the date of this SAI.

TRANSFER AGENT AND ETF ORDER MANAGEMENT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Transfer Agent") serves as transfer agent, dividend disbursing agent, and ETF order-taking agent for the Funds. The Transfer Agent is located at 777 E. Wisconsin Ave., Milwaukee, Wisconsin 53202. The Transfer Agent maintains the records of Creation Unit holders, processes orders for the purchase and redemption of Creation Units, and performs certain other related services. The Transfer Agent is entitled to fees and reimbursement of certain out-of-pocket expenses as set forth in its agreement with the Trust. In this capacity, the Transfer Agent does not have responsibility for the management of any Fund, the determination of investment policy, or any matter relating to the distribution of Shares.

CUSTODIAN

Pursuant to a custody agreement, U.S. Bank National Association (the "Custodian"), located at 5065 Wooster Rd., Cincinnati, Ohio 45226, serves as custodian of the Funds' assets. The Custodian holds the assets of the Funds, maintains asset records, collects income, and performs other customary custodial services. The Custodian may appoint domestic and foreign sub-custodians as permitted by applicable law. The Custodian is entitled to fees based on the Funds' assets and to reimbursement of certain out-of-pocket expenses, including settlement charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Trust and the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has approved written policies and procedures governing the disclosure of information about the Fund’s portfolio holdings (the "Holdings Disclosure Policy"). For each Business Day on which a Fund is open for business, the Fund's full portfolio holdings are made publicly available through financial reporting and news services, including on publicly available internet websites, and/or on the Trust's website at www.corgiinvest.com. In addition, the composition of the Deposit Securities applicable to purchases and redemptions of Creation Units is generally disseminated prior to the opening of trading on the Exchange (as defined in the Prospectus) through the National Securities Clearing Corporation ("NSCC").

For the avoidance of doubt, each Fund intends to make complete, daily portfolio information available, subject to applicable law and Exchange requirements. For each Fund, daily disclosure includes derivatives and financing positions (for example, total return swaps) and any associated cash and collateral holdings.

The Holdings Disclosure Policy permits disclosure of portfolio information to the Trust's service providers and other parties that have a legitimate business need for the information to provide services to the Trust, including the administrator, custodian, transfer agent and ETF order management agent, distributor, pricing and data vendors, auditors, legal counsel, index calculation agents, and other similar providers (collectively, "Service Providers"). Any such disclosure is made under conditions of confidentiality and solely for the purpose of providing services to the Trust. No Fund, the Adviser, or any affiliate receives compensation or other consideration in connection with the disclosure of non-public portfolio holdings information, other than fees paid to Service Providers for services rendered.

The Trust's Chief Compliance Officer ("CCO") administers the Holdings Disclosure Policy, including maintaining a list of Service Providers and other parties that receive non-public holdings information and the timing of such disclosures, and reports to the Board at least annually regarding the operation of the policy and any material issues that have arisen.

Subject to the Holdings Disclosure Policy, the CCO may authorize immaterial exceptions when the CCO determines that a disclosure serves a legitimate business purpose, is in the best interests of shareholders, and is subject to appropriate confidentiality protections. Any such exceptions will be documented and reported to the Board.

DESCRIPTION OF SHARES

The Agreement and Declaration of Trust (the "Declaration of Trust") of Corgi ETF Trust I (the "Trust") authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share, in one or more series and classes. The Fund is a separate series of the Trust. Each share of a Fund represents an equal proportionate interest in the assets of that Fund and is entitled to dividends and distributions, when and if declared by the Board, and to a pro rata share of the Fund's net assets upon liquidation. Shares are fully paid and non-assessable when issued, and shareholders have no preemptive or cumulative voting rights. Each Share entitles its holder to one vote. The Trustees may establish additional series or classes and may divide or combine shares into a greater or lesser number without shareholder approval, as permitted by the Declaration of Trust. All consideration received for Shares of a particular series, and all assets in which such consideration is invested, belong to that series and are subject to its liabilities.

Shares are issued only in book-entry form. The Trust does not issue share certificates. Shares are registered in the name of The Depository Trust Company ("DTC") or its nominee and are held in the account of DTC Participants (or Indirect Participants). Beneficial ownership of Shares is reflected on the records of DTC and its participants, and transfers of ownership are effected only through those records. The Trust, the Funds, and their transfer agent do not have responsibility for the records of beneficial ownership maintained by DTC or its participants.

Shares of all series of the Trust vote together as a single class, except that (i) if a matter affects only one series, that series votes separately, and (ii) if a matter affects a series differently from other series, that series votes separately on that matter. As a Delaware statutory trust, the Trust is neither required nor intends to hold annual shareholder meetings. The Trust will hold meetings of shareholders to elect Trustees or for other purposes as required by the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise determined by the Board. The Trust will call a meeting of shareholders to consider the removal of one or more Trustees and certain other matters upon the written request of shareholders holding at least 10% of the outstanding Shares of the Trust entitled to vote at such meeting.

Under the Declaration of Trust, the Board has the authority to liquidate a Fund without shareholder approval. While the Board has no present intention to exercise this authority, the Board may do so if a Fund fails to achieve a viable size within a reasonable period or for such other reasons as the Board determines to be in the best interests of the Funds and their shareholders.

The Agreement and Declaration of Trust (the “Declaration of Trust”) sets forth a detailed process for shareholders to bring derivative or direct actions, designed to permit legitimate claims while limiting the costs, distraction, and other harm that can result from spurious demands and derivative actions. Before bringing a derivative action, a demand by three unrelated shareholders must be made to the Fund’s Trustees. The Declaration of Trust specifies required information, certifications, undertakings, and acknowledgments that must accompany such a demand. Upon receiving a demand, the Trustees have 90 days, extendable by an additional 60 days, to consider it. If a majority of the Trustees who are independent for purposes of considering the demand determine that pursuing the requested action is not in the best interests of the Fund, they must reject the demand, and the complaining shareholders may not proceed with a derivative action unless they can demonstrate to a court that the Trustees’ decision was not a good-faith exercise of business judgment on the Fund’s behalf. In addition, shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing any derivative action. If a demand is rejected, the complaining shareholders may be responsible for the Fund’s costs and expenses (including attorneys’ fees) incurred in considering the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action alleging injury as a shareholder of the Trust or any Fund where the matters alleged would, if true, give rise to a claim belonging to the Trust (or the Trust on behalf of the Fund), unless the shareholder has suffered a harm distinct from that of other shareholders. A shareholder bringing a direct claim must be a shareholder of the Fund at the time of the alleged injury or must have acquired the shares by operation of law from a person who was also a shareholder as of that time. The Declaration of Trust further provides that the Fund will pay attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees the Fund is obligated to pay will be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust provides that shareholder actions against the Fund must be filed exclusively in state or federal courts located in Delaware. This forum provision does not apply to claims under the federal securities laws. Limiting actions to courts in Delaware may impose economic hardship on shareholders (e.g., travel costs, the need to retain local counsel) and may limit access to a forum some shareholders would otherwise prefer, which could discourage such actions.

Jury Trial Waiver. Article X, Section 7 of the Declaration of Trust provides that shareholders waive the right to a jury trial for claims arising out of or relating to the Declaration of Trust, the Trust, or the Funds, to the fullest extent permitted by law.

Exclusive Forum. Article X, Section 8 of the Declaration of Trust designates the courts of the State of Delaware (or, if no state court has jurisdiction, the federal district court for the District of Delaware) as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by any shareholder or the Trust. This exclusive forum provision does not apply to claims arising under the federal securities laws, including claims under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

Derivative and Direct Actions. Article VI, Section 4 of the Declaration of Trust establishes conditions and procedures that must be met for shareholders to bring derivative actions on behalf of the Trust or direct actions against the Trust, its Trustees, or its officers. Paragraph (b) addresses limitation of Trustee liability; paragraph (c) requires that shareholders seeking to bring a derivative action must first make a demand on the Trustees; paragraph (d) addresses pre-suit demand and investigation requirements; paragraph (e) addresses contemporaneous ownership requirements; and paragraph (f) addresses security for expenses. Paragraphs (b), (d), (e), and (f) do not apply to claims arising under the federal securities laws, including claims under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

Merger and Consolidation. Article X, Section 4(b) of the Declaration of Trust provides that the Board of Trustees may, without shareholder approval, cause the Trust or any series or class thereof to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations, or other business entities (or a series or class of any of the foregoing) or cause any one or more trusts, partnerships, limited liability companies, associations, corporations, or other business entities (or a series or class of any of the foregoing) to merge or consolidate with or into the Trust or any one or more series or classes of the Trust, in each case in accordance with applicable law, including the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (including Rule 17a-8).

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee is liable only for losses resulting from the Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. A Trustee is not liable for errors in judgment or mistakes of fact or law made in good faith.

The Declaration of Trust provides for indemnification of Trustees and officers (and, upon due approval of the Trustees, other covered persons) for claims and expenses arising in connection with their service, except to the extent resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

Nothing in this section protects or indemnifies any person against liability to which they would otherwise be subject under the federal securities laws.

BROKERAGE TRANSACTIONS

The Adviser, or any subadviser it engages with Board approval, is responsible for executing portfolio transactions for the Funds and for allocating brokerage among eligible broker-dealers, subject to the supervision of the Adviser (if a subadviser is engaged) and the Board. In carrying out portfolio transactions, the Adviser or any subadviser seeks the most favorable execution for the Funds, taking into account factors such as price, applicable commissions or dealer spreads, the size and difficulty of the order, market impact, the quality of execution and settlement, and the operational capabilities of the broker-dealer. The lowest available commission is not necessarily the most favorable overall result.

Brokerage Transactions. Generally, equity securities, whether listed or over the counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers acting as market makers will include the dealers markup or reflect a markdown. Money market and other debt securities are usually bought directly from the issuer, an underwriter, or a market maker, and the Funds generally will not pay brokerage commissions for those purchases. When the Funds effect transactions in the over the counter market, it will generally deal with primary market makers unless more favorable prices are otherwise obtainable.

The Trust's policy for purchases and sales of portfolio securities for each Fund is to seek the most favorable overall terms reasonably available. Primary consideration is given to obtaining effective execution at competitive prices; this does not require that the lowest available commission be paid in every case. A constant focus on the lowest commission could, in some circumstances, impair effective portfolio management or the quality of execution and related services.

In evaluating execution quality for a particular transaction, the Adviser may consider a range of factors, including but not limited to: price; commission or commission equivalents; spread; size and difficulty of the order; liquidity and market impact; timing and speed; likelihood of execution and settlement; access to block trading and willingness to commit capital; financial condition and operational capabilities of the broker; reliability and accuracy of communications and clearing; the use of alternative trading systems (including electronic crossing networks); and the value of research and brokerage services, if any, consistent with Section 28(e) of the Securities Exchange Act of 1934. The relative importance of these factors will vary depending on the particular transaction.

The Trust has adopted policies and procedures that prohibit considering the sale of Fund shares as a factor in selecting brokers or dealers. The Adviser owes a fiduciary duty of best execution and selects the broker or dealer it believes is most capable of providing the services necessary to obtain the most favorable execution under the circumstances.

Subject to these policies, brokers or dealers selected to execute the Funds' portfolio transactions may include Authorized Participants or their affiliates (see "Purchase and Redemption of Shares in Creation Units"). An Authorized Participant or its affiliate may be selected in connection with an all-cash creation or redemption or with orders that include cash-in-lieu, provided such selection is consistent with best execution and the Trust's policies.

For swaps and other bilateral derivatives, the Adviser selects counterparties based on a range of factors, which may include pricing, execution quality, creditworthiness, collateral terms, operational capabilities, and overall relationship. These transactions are not executed through traditional brokerage in the same manner as equity trades, and commissions may not be paid. For exchange-traded futures and options, the Funds incur exchange fees and pay commissions or other charges to their futures commission merchants. The Adviser seeks best overall terms reasonably available under the circumstances.

Brokerage Selection. The Trust does not expect to use any single broker-dealer exclusively. When one or more brokers are believed capable of providing the best combination of price and execution, the Adviser (or any subadviser) may consider brokerage or research services provided to the Adviser in selecting among such brokers, and may pay a higher commission than might otherwise be available if it makes a good faith determination that the commission is reasonable in relation to the value of the services provided.

Brokerage and Research Services; Section 28(e). Where permitted by law, the Adviser may cause a Fund to pay a broker a commission in excess of that which another broker might have charged in recognition of brokerage and research services provided, consistent with Section 28(e). Research services may include, among other things, market data and analytics, portfolio analytics, execution management and order handling tools that are directly related to investment research, and access to company or industry information. The Adviser will not cause a Fund to pay a commission greater than is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities, in accordance with Section 28(e). The Adviser may also receive proprietary research that is bundled with execution services. The Adviser may use research services obtained for the benefit of any account it manages, and not all such services will necessarily be used in connection with the account that generated the commissions. This may create an incentive to select or recommend brokers based on the research services they provide; the Adviser monitors these arrangements and reports to the Board as part of the Trust's brokerage oversight program. The Adviser does not currently use Fund assets for, or participate in, third party soft dollar arrangements and does not receive proprietary research from full service brokers. The Adviser also does not increase commissions to pay up for any such proprietary research. If, in the future, the Adviser (or any subadviser) obtains brokerage or research services from broker-dealers, it would do so only in arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934.

Aggregation and Allocation. When the Adviser considers purchases or sales for a Fund at or about the same time as for other accounts it manages, transactions may be aggregated to seek more favorable execution. Orders are allocated among participating accounts in a manner the Adviser believes to be fair and equitable over time. Aggregation may, in some cases, adversely affect the price or size of the position for a Fund; in other cases, it may be beneficial, for example, by enabling participation in larger transactions or by reducing commissions. From time to time, the Adviser may place a combined order for two or more accounts it manages, including the Funds, when it believes combined execution is in the best interest of each participant and will result in best price and execution. Although joint execution could adversely affect the price or volume obtained by a particular account, in the Adviser's judgment, subject to Board oversight, the advantages of combined orders generally outweigh the possible disadvantages.

Affiliated Brokerage; Principal Transactions. The Fund may effect brokerage transactions through registered broker-dealer affiliates of the Trust or the Adviser, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Exchange Act, and SEC rules, including any applicable procedures adopted by the Board (including procedures consistent with Rule 17e-1 under the 1940 Act). Commissions paid to an affiliate will not exceed amounts that are reasonable and fair compared to commissions charged by others for comparable transactions. Principal transactions with affiliates are prohibited unless permitted by rule, regulation, or exemptive relief.

Directed Brokerage. The Funds do not have any practice of directing brokerage for the promotion or sale of Fund shares. The Funds are newly organized and, as of the date of this SAI, have not paid commissions on brokerage transactions directed to brokers pursuant to any arrangement for research or brokerage services.

Regular Brokers or Dealers. The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. This information is not provided because the Funds had not yet completed their first fiscal year of operations as of the date of this SAI.

No brokerage commission information is provided since the Funds had not yet completed their first fiscal year of operations as of the date of this SAI.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is, in general terms, the percentage obtained by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term instruments and securities received or delivered in-kind) by the average value of the Fund during the period. A rate of 100% indicates that the equivalent of the Fund's entire portfolio has been bought and sold during a year. Higher turnover may increase transaction costs and may affect the amount, timing, and character of distributions for tax purposes. To the extent Fund realizes net short-term capital gains, distributions attributable to those gains will be treated as ordinary income for federal income tax purposes.

The Fund is new and does not have a portfolio turnover rate to report as of the date of this SAI.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company ("DTC") acts as securities depository for the Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC is a limited-purpose trust company and a member of the Federal Reserve System, a "clearing agency" registered with the SEC, and a subsidiary of The Depository Trust & Clearing Corporation. DTC holds securities of its participants ("DTC Participants") and facilitates the clearance and settlement of securities transactions among DTC Participants through electronic book-entry changes in accounts of DTC Participants, thereby eliminating the need for physical movement of certificates. DTC Participants include broker-dealers, banks, trust companies, clearing corporations, and other organizations. Access to the DTC system is also available to others such as banks, brokers, and dealers that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants or Indirect Participants (collectively, "Beneficial Owners"). Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (for DTC Participants) and by DTC Participants (for Indirect Participants and Beneficial Owners). The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners are not entitled to have Shares registered in their names and will not receive physical delivery of Share certificates. Beneficial Owners must rely on the procedures of DTC and the DTC Participant or Indirect Participant through which they hold Shares to exercise rights of a holder of Shares.

Notices, statements, and other communications to Beneficial Owners will be transmitted through DTC and DTC Participants. Distributions of dividends and other amounts with respect to Shares will be made to DTC or its nominee, which will credit DTC Participants' accounts in proportion to their respective beneficial interests. Payments by DTC Participants to Indirect Participants and to Beneficial Owners will be governed by standing instructions and customary practices and are the responsibility of such DTC Participants and Indirect Participants, and not of the Trust, the Funds, or their service providers.

DTC may discontinue providing depository services with respect to Shares at any time by giving reasonable notice in accordance with its procedures and applicable law. Under such circumstances, the Trust will seek a replacement for DTC to perform its functions at a comparable cost; if a replacement is not available, the Trust may make other arrangements, which may include issuing printed certificates, as permitted by applicable law (and, if required, in a manner satisfactory to the Fund's listing exchange). The Trust, the Funds, and their service providers have no responsibility for records, notices, or payments maintained or transmitted by DTC, DTC Participants, or Indirect Participants.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems shares of each Fund (the "Shares") only in aggregations of a specified number of Shares ("Creation Units") on a continuous basis, without a sales load but subject to applicable transaction fees. Creation and redemption orders are effected at the net asset value ("NAV") per Share next determined after an order is received in proper form and accepted on a Business Day by the Trust through its transfer agent (the "Transfer Agent") in accordance with an Authorized Participant Agreement (a "Participant Agreement"). The Fund’s NAV is calculated on each Business Day as of the scheduled close of regular trading on the primary listing exchange for the Shares (generally 4:00 p.m., Eastern Time). A "Business Day" is any day on which the Exchange is open for regular trading. The Funds do not issue fractional Creation Units. Each Creation Unit consists of 25,000 Shares (or such other amount as the Trust may determine and disclose).

The Trust generally expects to permit or require cash creations and redemptions for each Fund. The Corgi MANGOS ETF uses cash in lieu of swaps and SPV interests in creation and redemption baskets; neither instrument is transferred in kind. Other eligible portfolio securities may be transferred in kind. Processing a creation or redemption does not require a simultaneous purchase, termination or sale of each swap or SPV interest. Other Funds may from time to time use cash creations and/or redemptions when in-kind transfers are impractical or inefficient. Cash transactions may cause a Fund to incur costs, including brokerage expenses or the costs of entering into or unwinding derivatives positions, which may be passed through to Authorized Participants via transaction fees designed to approximate the Fund’s costs.

Fund Deposit. The consideration for a purchase of a Creation Unit (the "Fund Deposit") generally consists of (i) a designated basket of securities (the "Deposit Securities") together with (ii) a cash amount (the "Cash Component"). The Cash Component equals the difference between the NAV of a Creation Unit and the aggregate value of the Deposit Securities, and may be a positive or negative amount. The Trust may permit or require the substitution of cash in lieu of some or all Deposit Securities ("Deposit Cash"). When a Fund accepts cash (in whole or in part), a Fund may incur costs associated with acquiring portfolio positions that would otherwise have been delivered in kind; such costs may be borne by the Fund, by an Authorized Participant, or otherwise as set forth in the Participant Agreement.

A Funds Deposit (Deposit Securities or Deposit Cash, as applicable, plus the Cash Component) represents the minimum initial and subsequent investment for a Creation Unit. Computation of the Cash Component excludes any stamp duties, transfer taxes, or other similar charges associated with the transfer of beneficial ownership of Deposit Securities, which are the responsibility of the Authorized Participant.

Daily Dissemination. On each Business Day, prior to the opening of regular trading on the Exchange (currently 9:30 a.m., Eastern Time), the names and required quantities of Deposit Securities (or the required amount of Deposit Cash, as applicable) for each Fund, together with the Cash Component, are disseminated via the National Securities Clearing Corporation ("NSCC") based on information as of the close of the prior Business Day. The composition of the Fund Deposit is subject to change and may differ from a Fund's portfolio holdings for a variety of reasons (for example, corporate actions, or operational considerations). Because each Fund may obtain exposure through derivatives such as total return swaps, the Trust may from time to time require cash creations and/or cash redemptions, in whole or in part, to reflect a Fund's investment strategy.

Custom Baskets. The Fund may accept or deliver "custom baskets" (i.e., baskets that are not a pro rata slice of the Fund's portfolio) consistent with Rule 6c-11 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser has adopted written policies and procedures governing the construction, acceptance, and oversight of custom baskets, which are subject to Board of Trustees (the "Board") oversight.

Eligibility to Transact; Authorized Participants. Orders for Creation Units may be placed only by entities that are (i) participants in the NSCC's Continuous Net Settlement system (each, a "Participating Party") or (ii) participants in The Depository Trust Company ("DTC") (each, a "DTC Participant") and, in each case, that have executed a Participant Agreement with respect to the relevant Fund (each such entity, an "Authorized Participant"). An Authorized Participant agrees, among other things, to pay the Cash Component, applicable creation transaction fees, and any taxes or other charges in connection with an order.

An investor transacting through a broker that is not an Authorized Participant must route orders through an Authorized Participant, and such investor may incur additional charges. At any given time, only a limited number of broker-dealers may have executed a Participant Agreement, and only a subset may support all order types or international settlement capabilities.

Placing Purchase Orders; Cut-Offs. All orders to purchase Shares directly from a Fund must be for one or more whole Creation Units and must be submitted in the manner and by the deadline specified in the Participant Agreement and/or applicable order form. Unless otherwise specified, the purchase order cut-off time is expected to be 4:00 p.m. Eastern Time and may be modified by the Fund. The date on which a purchase order (or a redemption order, as described below) is received in proper form and accepted is the "Order Placement Date." On days when the Exchange closes earlier than normal, the Funds may require that orders be placed earlier. A closure or trading halt affecting an individual private-company investment or its reference market does not by itself require rejection of creation orders on a Business Day. The Fund expects to continue accepting the specified basket, including cash in lieu of the affected position, and may defer adding exposure while valuing its holdings under its valuation procedures. Any suspension of issuance is limited to extraordinary circumstances and a limited period, consistent with Rule 6c-11 and applicable SEC guidance.

Delivery of the Fund Deposit; Settlement; Additional Cash Deposit. Fund Deposits must be delivered by an Authorized Participant through DTC (for equity securities), through the Federal Reserve wire system (for cash), and/or through other arrangements acceptable to the Trust or its agents. The cash portion must be received by the custodian (the "Custodian") no later than the contractual settlement date. The typical settlement cycle for each creation transaction is one Business Day after the trade date ("T+1"), unless otherwise agreed by the Fund and the Authorized Participant or as permitted by Rule 15c6-1 under the Securities Exchange Act of 1934 (the "Exchange Act").

The Funds may permit a creation order to proceed before all Deposit Securities have been received. In such cases, the Authorized Participant must deposit additional cash collateral (the "Additional Cash Deposit") by 4:00 p.m. Eastern Time on the contractual settlement date (or such other time as specified). The Additional Cash Deposit is held in a non-interest bearing account and is subject to increase or decrease until all missing Deposit Securities are received. The Trust may purchase missing Deposit Securities at any time; the Authorized Participant will be liable to the Trust for any costs of such purchases (including any difference between the actual purchase price and the value used for Fund Deposit purposes, plus related transaction costs). Any unused portion of the Additional Cash Deposit will be returned once all missing Deposit Securities have been received or purchased and deposited into the Fund. If the Fund does not receive all required components by the specified time, the order may be canceled; upon written notice to the Transfer Agent, such canceled order may be resubmitted on the next Business Day using the then-current Fund Deposit.

Deemed Receipt; Proper Form. An order is deemed received on the Business Day it is placed only if it is in proper form prior to the applicable cut-off time and federal funds in the appropriate amount are deposited with the Custodian on the contractual settlement date by 4:00 p.m. Eastern Time (or such other time as specified). If proper form or funds are not timely received, the order may be rejected and the Authorized Participant may be liable for any resulting losses.

Issuance of Creation Units . Except as otherwise provided, Creation Units will not be issued until (i) the Transfer Agent has verified receipt of the required Deposit Securities or Deposit Cash, as applicable, (ii) the Custodian has received the Cash Component and any required Additional Cash Deposit, and (iii) all other conditions to creation have been satisfied. Upon confirmation, the Trust will issue and deliver the Creation Units, typically no later than the contractual settlement date. The Authorized Participant is responsible for any losses resulting from untimely delivery of required components.

Acceptance or Rejection of Purchase Orders. The Trust reserves the right to reject any creation order, including if: (1) the order is not in proper form; (2) the Fund Deposit (including the names or quantities of Deposit Securities or the amount of Deposit Cash) does not match the information disseminated through NSCC for that date; (3) the investor(s), upon obtaining the Shares ordered, would beneficially own 80% or more of the outstanding Shares of the Fund (the Trust reserves the right to require information reasonably necessary to determine beneficial ownership for purposes of this 80% test); (4) acceptance of the Fund Deposit would, in the judgment of the Trust, be unlawful; (5) acceptance or receipt of the order would, in the opinion of counsel to the Trust, be unlawful; or (6) circumstances outside the control of the Trust, the Custodian, any sub-custodian, the Transfer Agent, and/or the Adviser make it impracticable to process orders. Illustrative examples include natural disasters; extreme weather; fires or floods; widespread utility or telecommunications outages; market-wide trading halts; or systems failures affecting the Trust, the distributor, the Custodian or any sub-custodian, the Transfer Agent, DTC, NSCC, the Federal Reserve System, or other participants. The Transfer Agent will notify a prospective creator and/or its Authorized Participant of any rejection. The Trust, the Transfer Agent, the Custodian, any sub-custodian, and the distributor have no duty to notify of defects or irregularities in any Fund Deposit and shall not be liable for failure to give such notice. The Trust will exercise any right to reject orders in a manner consistent with Rule 6c-11 and related SEC guidance, including with respect to limited suspensions and extraordinary circumstances, and in a manner designed not to impair the arbitrage mechanism.

All questions as to the composition of the Fund Deposit, the number of shares of each Deposit Security, and the validity, form, eligibility, and acceptance of any securities or cash tendered will be determined by the Trust, and the Trust's determinations will be final and binding.

Creation Transaction Fees . A fixed creation transaction fee of $300 may be imposed to offset transfer and other transaction costs associated with processing creation orders. The fixed fee is payable to the Custodian (or another service provider, as applicable) and applies to each creation order regardless of the number of Creation Units purchased in that order. The fixed fee may be changed from time to time and may be waived for certain orders if the Fund determines to waive all or part of the costs, or if another party (such as the Adviser) agrees to pay such fee.

In addition, for cash creations, partial cash creations, or non-standard orders, a variable fee payable to the Fund of up to 3.00%, which may be charged in addition to the fixed transaction fee, may be charged to cover the Fund's trading costs, taxes, and other expenses related to purchasing portfolio investments with cash. The Adviser may determine not to impose a variable fee when it believes doing so is in the best interests of shareholders.

Investors who use the services of a broker or other intermediary may be charged a fee for such services. Investors are responsible for any costs of transferring securities to or from their accounts as part of the creation process.

Risks of Purchasing Creation Units . Purchases of Creation Units directly from a Fund involve certain legal risks. Because Shares may be continuously offered, a "distribution" could be occurring at any time. Depending on the facts and circumstances, activities of a shareholder may cause the shareholder to be deemed a statutory underwriter under the Securities Act of 1933 (the "Securities Act") and subject to prospectus delivery and liability provisions. For example, a shareholder may be deemed a statutory underwriter if it purchases Creation Units, breaks them into Shares, and sells those Shares directly to customers, or combines the creation of new Shares with an active selling effort. Whether a person is an underwriter depends on all facts and circumstances. Dealers participating in a distribution and dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act may be unable to rely on the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption.

Shares may be redeemed only in Creation Units at the NAV next determined after a redemption request in proper form is received and accepted by the Fund through the Transfer Agent on a Business Day. Except upon liquidation of a Fund, the Trust does not redeem Shares in amounts less than a Creation Unit. Investors who are not Authorized Participants must accumulate sufficient Shares in the secondary market to constitute a Creation Unit to redeem. There can be no assurance that secondary-market liquidity will always permit assembly of a Creation Unit; investors should expect to incur brokerage and other costs in connection with aggregating Shares.

Prior to the opening of regular trading on the Exchange on each Business Day, the Custodian, through NSCC, makes available the list of names and quantities of portfolio securities (the "Fund Securities") and the cash amount, if any, that will be applicable to redemption requests received that day in proper form. Fund Securities received upon redemption may differ from the Deposit Securities applicable to creations.

Redemption proceeds are paid in kind, in cash, or a combination thereof, as determined by the Trust in its discretion. For in-kind redemptions, redemption proceeds for a Creation Unit generally consist of the Fund Securities announced for that day, plus or minus a cash amount equal to the difference between the NAV of the Shares being redeemed and the value of the Fund Securities (the "Cash Redemption Amount"), less applicable fees. When the value of the Fund Securities exceeds the NAV of the Shares being redeemed, the redeeming shareholder will be required to pay the difference in cash through its Authorized Participant. The Trust may, in its discretion, substitute cash for any Fund Security.

The typical settlement cycle for each redemption transaction is T+1, unless otherwise agreed by the Fund and the Authorized Participant or as permitted by Rule 15c6-1 under the Exchange Act. Any later payment of redemption proceeds remains subject to Section 22(e) of the 1940 Act and applicable exemptive relief; agreement with an Authorized Participant does not override those requirements.

Redemption Transaction Fees. A fixed redemption transaction fee of $300 may be imposed to offset transfer and other transaction costs associated with processing redemption orders. The fixed fee is payable to the Custodian (or another service provider, as applicable) and applies to each redemption order, regardless of the number of Creation Units redeemed. The fixed fee may be changed from time to time and may be waived for certain orders if the Fund determines to waive all or part of the costs, or if another party (such as the Adviser) agrees to pay such fee.

In addition, for cash redemptions, partial cash redemptions, or non-standard orders, a variable fee payable to the Fund of up to 3.00%, which may be charged in addition to the fixed transaction fee, may be charged to cover the Fund's trading costs, taxes, and other expenses related to selling portfolio investments to raise cash. The Adviser may determine not to impose a variable fee when it believes doing so is in the best interests of shareholders.

Investors who use the services of a broker or other intermediary may be charged a fee for such services. Investors are responsible for any costs of transferring Fund Securities from the Trust to their account or as otherwise directed.

Procedures for Redemption of Creation Units; Cut-Offs . Redemption orders must be submitted in proper form to the Transfer Agent by an Authorized Participant prior to 4:00 p.m. Eastern Time (or such other time as specified in the Participant Agreement and/or applicable order form). A redemption request is in proper form if: (i) the Authorized Participant has transferred, or caused to be transferred, the Creation Unit(s) being redeemed through DTC to the account of the Transfer Agent by the time specified; and (ii) the Transfer Agent has received an acceptable redemption request from the Authorized Participant within the time periods specified. If Shares are not received through DTC's facilities by the required time, or the request otherwise is not in proper form, the redemption request will be rejected.

Additional Redemption Procedures. A redeeming shareholder or an Authorized Participant acting on its behalf must maintain appropriate custody arrangements to receive Fund Securities. The Trust may, in its discretion, require or permit cash redemptions. The redeeming investor will receive cash and/or eligible Fund Securities with an aggregate value equal to the NAV of the Shares next determined after receipt of a redemption request in proper form, less applicable fees and charges (including any variable fee for cash redemptions). Cash is used in lieu of swaps and SPV interests. The Fund manages available cash and liquid holdings to meet redemption and collateral obligations while investment-sale or swap-termination proceeds are pending. Upon request, the Trust may deliver a basket of securities that differs from the announced Fund Securities but does not differ in NAV.

Redemptions in kind are subject to applicable federal and state securities laws. The Trust reserves the right to redeem Creation Units for cash to the extent it could not lawfully deliver specific Fund Securities or could not do so without first registering such securities. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular Fund Security may receive an equivalent amount of cash. An Authorized Participant that is not a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act will be unable to receive Fund Securities that are restricted securities eligible for resale under Rule 144A; the Trust may require written confirmation of QIB status as a condition to delivery of such securities.

Suspension of Redemptions. The right of redemption may be suspended or payment postponed only as permitted by Section 22(e) of the 1940 Act and applicable SEC rules or orders. These circumstances include certain closures of or restrictions on trading on the New York Stock Exchange, emergencies in which disposal of portfolio securities or fair determination of net asset value is not reasonably practicable, and other periods permitted by SEC order for the protection of shareholders, subject to the applicable statutory and SEC requirements. A disruption affecting an individual private-company investment or its reference market does not by itself authorize a suspension. The Trust will administer any suspension consistently with applicable law, Rule 6c-11 and related SEC guidance.

DETERMINATION OF NET ASSET VALUE

NAV per Share for each Fund is computed by dividing the value of the Fund's net assets (the value of total assets minus total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees (including any management fees) accrue daily and are reflected in the determination of NAV.

The NAV of each Fund is calculated by the Administrator as of the scheduled close of regular trading on the Fund's primary listing exchange (generally 4:00 p.m., Eastern Time) on each day that the exchange is open for regular trading. If market closures or early closes affect particular asset classes (for example, an early close for certain fixed-income markets announced by the Securities Industry and Financial Markets Association, "SIFMA"), valuations for those holdings may reflect the earlier close on such day.

In valuing portfolio investments, each Fund generally uses market-based valuations. Prices may be obtained from one or more pricing services, directly from an exchange or trading venue, from quotations of major market makers or dealers, or, where appropriate, using amortized cost for short-term instruments. For investments that trade on an exchange, a market valuation generally refers to the last reported sale price or official closing price. Investments and other assets (and liabilities) denominated in currencies other than U.S. dollars are converted to U.S. dollars at current market rates as quoted by one or more sources on the valuation date.

When market quotations are not "readily available" or are deemed unreliable, the Fund will determine a fair value in accordance with Rule 2a-5 under the Investment Company Act of 1940. The Board has adopted valuation policies and procedures and has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") pursuant to Rule 2a-5 to perform fair value determinations, subject to Board oversight. Fair value methodologies may consider, among other things, evaluated prices from pricing services, model inputs, observable market data, corporate actions, trading halts, significant events occurring after market close, and, for derivatives, counterparty quotations and collateral. The use of fair value prices may result in values that differ from quoted or published prices and may cause the Fund's NAV to differ from the value of an index at a point in time.

Derivatives used to obtain exposure (for example, swaps, futures, and options) are valued pursuant to the Fund's valuation procedures. Depending on the instrument, valuation inputs may include exchange settlement prices, quotations from one or more dealers or pricing services, models that reference observable market data, and, when appropriate, values of related instruments such as an exchange-traded fund designed to track the Fund's relevant reference asset or benchmark (particularly if that benchmark level is not computed as of the U.S. market close). When market quotations are not readily available or are deemed unreliable, such instruments are valued at a fair value in good faith under the Fund's Rule 2a-5 procedures.

DIVIDENDS AND DISTRIBUTIONS

The following supplements, and should be read with, the Prospectus section titled "Dividends, Distributions, and Taxes."

General policies. The Fund intends to distribute substantially all of its net investment income, if any, at least annually, and to distribute any net realized capital gains to shareholders at least annually. The Funds may make additional distributions as necessary to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in a manner consistent with the Investment Company Act of 1940 and to minimize federal excise taxes.

Distributions of income and capital gains, if any, are declared and paid in cash. Dividends and other distributions on Shares are made on a pro rata basis to beneficial owners of record through Depository Trust Company ("DTC") participants and indirect participants, with proceeds transmitted by the Trust to DTC for allocation to DTC participants and then to beneficial owners.

The Trust may declare special dividends or other distributions if, in its reasonable discretion, such action is necessary or advisable to maintain a Fund's status as a regulated investment company ("RIC") or to avoid Fund-level income or excise taxes on undistributed amounts. The Fund intends to make distributions in amounts and at times intended to avoid the 4% federal excise tax described under "Federal Income Taxes" below.

Use of derivatives may cause each Fund to recognize income, gain, or loss for tax and accounting purposes without a corresponding receipt or payment of cash in the same period. As a result, the Fund may be required to sell investments, including derivatives, at times it would not otherwise do so in order to meet distribution requirements.

Dividend reinvestment service. The Trust does not offer a DTC book-entry dividend reinvestment service. However, certain broker-dealers may offer a dividend reinvestment service for beneficial owners through DTC participants. Investors should contact their brokers to determine availability, applicable procedures, and any deadlines. If such a service is used, distributions will be reinvested in additional whole Shares at the then-current NAV, and such reinvested amounts will be taxable to the same extent as if received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders. It supplements the Prospectus and is not a complete discussion of all tax matters that may be relevant. This summary is based on current provisions of the Code, Treasury regulations, judicial decisions, and administrative rulings and guidance, all of which are subject to change (possibly with retroactive effect). Investors should consult their own tax advisers about federal, state, local, and foreign tax consequences to them in light of their particular circumstances.

Taxation of the Funds. The Fund intends to elect and qualify each year for treatment as a RIC under the Code. If a Fund qualifies as a RIC and distributes its income and gains in a timely manner to shareholders, the Fund generally will not be subject to U.S. federal income tax on the income and gains it distributes. To qualify as a RIC, among other requirements, a Fund must (1) distribute in each taxable year at least 90% of its "investment company taxable income" and 90% of its net tax-exempt income, if any (the "Distribution Requirement"); (2) derive at least 90% of its gross income each taxable year from certain qualifying sources such as dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies, or income derived with respect to its business of investing in such stock, securities, or currencies (the "Qualifying Income Requirement"); and (3) satisfy certain asset diversification tests at the end of each quarter (the "Diversification Requirement").

To the extent a Fund invests in instruments that may generate income that is not qualifying income (which can include certain derivatives), the Fund intends to monitor and limit such investments so that its non-qualifying income does not exceed 10% of gross income. If a Fund were to fail the Qualifying Income Requirement or the Diversification Requirement, relief provisions may be available in limited circumstances if the failure is due to reasonable cause and not willful neglect and the Fund pays a penalty tax and/or takes corrective action. If relief were not available and a Fund failed to qualify for RIC treatment for a taxable year, the Fund would be subject to tax at the Fund level on all of its taxable income at corporate rates, and distributions from earnings and profits (including distributions of net capital gain) would be taxable to shareholders as ordinary income. The Fund could be required to recognize and distribute earnings and profits as a condition to requalifying as a RIC in a subsequent year.

A Fund may elect to treat part or all of certain "late-year losses" as incurred in the following taxable year for purposes of determining its taxable income and distributions. Net capital losses (capital losses in excess of capital gains) generally may be carried forward indefinitely by a RIC to offset future capital gains, subject to limitations. The carryover of losses may be limited following certain ownership changes.

The Fund may be subject to a 4% nondeductible federal excise tax on certain undistributed amounts if it does not distribute during each calendar year at least (i) 98% of its ordinary income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 (or, if the Fund makes an election, for its fiscal year), plus any shortfalls from the prior year. The Funds intend to make distributions in amounts and at times intended to minimize excise tax, but there can be no assurance that all such liability will be eliminated.

If a Fund retains net capital gain, it may designate the retained amount as "undistributed capital gains" in a notice to shareholders. In that case, shareholders would (i) be required to include their share of such undistributed amount in income as long-term capital gain, (ii) be entitled to a credit for their share of the tax paid by the Fund on such undistributed amount, and (iii) increase their tax basis in Shares by the excess of the amount included in income over the tax deemed paid.

Taxation of shareholders - distributions. Distributions of a Fund's "investment company taxable income" (computed without regard to the dividends-paid deduction) are taxable to shareholders as ordinary income, whether paid in cash or reinvested. Distributions of a Fund's net capital gain (net long-term capital gains in excess of net short-term capital losses) are taxable as long-term capital gains, regardless of how long a shareholder has held Shares. A portion of ordinary income dividends paid to non-corporate shareholders may be eligible to be taxed at the reduced rates applicable to "qualified dividend income" if certain holding period and other requirements are met by both the Fund and the shareholder. To the extent properly reported, certain dividends received by corporate shareholders may be eligible for the dividends-received deduction, subject to holding period and other limitations.

Distributions are generally taxable when paid; however, any dividend declared in October, November, or December with a record date in such month and paid in January is treated for U.S. federal income tax purposes as received on December 31 of the year declared. Distributions may also be subject to state and local taxes.

If a Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of such excess will be treated as a return of capital to shareholders, reducing each shareholder's tax basis in Shares (and, after such basis is reduced to zero, resulting in capital gain).

Taxation of shareholders - sale or exchange of Shares . A sale or other taxable disposition of Shares generally will result in a capital gain or loss equal to the difference between the amount realized and the shareholder's adjusted tax basis in the Shares. The gain or loss will be long-term if the Shares were held for more than one year, and short-term otherwise. Any loss realized on a disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as long-term capital gain that were distributed (or deemed distributed) with respect to such Shares. Losses may be disallowed under the "wash sale" rules if substantially identical Shares are acquired within 30 days before or after the disposition. Shareholders should consult their brokers regarding available cost-basis reporting methods and elections.

Special and Complex Rules Applicable to Derivatives.

The Fund’s investments in derivatives are subject to special and complex U.S. federal income tax rules that can affect the character, timing, and amount of the Fund's income, gains, losses, and distributions.

Certain exchange-traded futures and options may be treated as "Section 1256 contracts" and are required to be marked to market at year end. Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period, and may be required to be recognized for tax purposes even if no corresponding cash is received.

Payments (or accruals) under swap agreements and other non-Section 1256 derivatives generally are treated as ordinary income or loss. The "straddle," "wash sale," and "constructive sale" rules may defer losses, accelerate recognition of gains, or otherwise affect the character of the Fund's income and gains. The Fund's use of derivatives could also affect whether the Fund has made sufficient distributions to maintain its qualification as a regulated investment company and to avoid fund-level tax. Shareholders should consult their tax advisers regarding how these rules may affect their own tax situation. See Federal Income Taxes in this SAI for additional details.

Creations and redemptions by Authorized Participants. An Authorized Participant that exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time and the sum of the Authorized Participant's aggregate basis in the securities surrendered plus the cash paid, if any. An Authorized Participant that redeems Creation Units generally will recognize gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the cash received, if any. The Internal Revenue Service may take the position that a loss realized upon an exchange of securities for Creation Units may be disallowed under the wash sale rules (for an exchanger that does not mark-to-market) or on the basis that there has been no significant change in economic position. If, after a creation, a purchaser (or group) would own 80% or more of a Fund's outstanding Shares and Section 351 of the Code otherwise would apply, the Fund may reject the order and may require beneficial ownership information reasonably necessary to evaluate the application of Section 351. If the Fund nonetheless issues Creation Units in such circumstances, the Authorized Participant may not recognize gain or loss on the exchange. Authorized Participants should consult their own tax advisers.

Taxation of Fund investments. Certain investments (including, without limitation, derivatives, foreign currency contracts, and transactions subject to the "straddle," "constructive sale," or "mark-to-market" rules) may be subject to complex provisions of the Code that, among other things, could affect the character of gains and losses realized by a Fund, accelerate the recognition of income to a Fund, defer losses, or affect whether income is qualifying income for RIC purposes. These rules may also require a Fund to recognize income or gains without a corresponding receipt of cash, potentially requiring the Fund to sell securities to meet the Distribution Requirement. The Fund intends to monitor transactions, make appropriate elections, and maintain books and records as required to mitigate adverse tax consequences and preserve RIC status.

Backup withholding and reporting. A Fund may be required to withhold federal income tax ("backup withholding") from dividends, capital gain distributions, and redemption proceeds payable to shareholders who fail to provide a correct taxpayer identification number, who are subject to backup withholding due to under-reporting, who fail to certify that they are not subject to backup withholding, or who fail to certify their U.S. status. Backup withholding is not an additional tax and amounts withheld may be credited against a shareholder's federal income tax liability.

Net investment income tax. Certain individuals, trusts, and estates are subject to a 3.8% tax on their "net investment income," (the "NII tax") which generally includes distributions from a Fund and net gains from the sale or other disposition of Shares.

Non-U.S. shareholders. Distributions to non-U.S. shareholders generally will be subject to U.S. withholding tax at the rate of 30% (or a lower applicable treaty rate) to the extent derived from ordinary income. Subject to certain requirements, a Fund may report a portion of its distributions as "interest-related dividends" or "short-term capital gain dividends," which generally are exempt from such withholding for non-U.S. shareholders; special rules and exceptions apply, including for individuals present in the United States for 183 days or more during the year. Gains realized by non-U.S. shareholders on the sale of Shares generally are not subject to U.S. federal income tax, subject to certain exceptions. Non-U.S. shareholders may be subject to backup withholding if they fail to provide required certifications.

FATCA. Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund may be required to withhold 30% on ordinary income distributions paid to certain foreign financial institutions and non-financial foreign entities that fail to satisfy documentation, reporting, or other requirements. FATCA may also affect a Fund's returns on certain investments. Investors should consult their tax advisers regarding FATCA.

Tax-exempt shareholders. Tax-exempt investors (including retirement plans and IRAs) are generally exempt from federal income tax on Fund distributions and gains, except to the extent that such amounts constitute unrelated business taxable income ("UBTI"). In certain circumstances, investments by a Fund (for example, in residual interests of real estate mortgage investment conduits or certain real estate investment trusts) could generate UBTI to tax-exempt shareholders. Tax-exempt investors should consult their tax advisers.

Certain reporting. Shareholders may be required to file IRS Form 8886 if they recognize a loss on a disposition of Shares that exceeds applicable thresholds. Significant penalties may apply for failure to comply with reporting requirements. The fact that a loss is reportable does not affect whether the treatment of the loss is proper.

The tax information provided here is only a summary of certain considerations. Prospective investors should consult their own tax advisers regarding the U.S. federal, state, local, and foreign tax consequences of an investment in the Funds.

FINANCIAL STATEMENTS

The Funds have not yet commenced investment operations and, therefore, have not produced financial statements. Once produced, you can obtain copies of the Annual Report without charge by calling the Fund at (855) 552-6744 or visiting the SEC's website at www.sec.gov.